Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	1Q13

Page Number
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5
Citicorp
Income Statement and Balance Sheet Data	6
Global Consumer Banking	7 - 8
North America	9 - 11
EMEA	12 - 13
Latin America	14 - 15
Asia	16 - 17
Institutional Clients Group (ICG)	18
Securities and Banking	19
Transaction Services	20

Corporate / Other	21

Regional Totals
North America	22
EMEA	23
Latin America	24
Asia	25

Citi Holdings
Income Statement and Balance Sheet Data	26
Brokerage and Asset Management	27
Local Consumer Lending	28 - 30
Special Asset Pool	31

Citigroup Supplemental Detail
Average Balances and Interest Rates	32
Deposits	33
Loans
Citicorp	34
Citi Holdings / Total Citigroup	35
Consumer Loan Delinquency Amounts and Ratios
90+ Days	36
30-89 Days	37
Allowance for Credit Losses
Total Citigroup	38
Consumer and Corporate	39 - 40
Components of Provision for Loan Losses
Citicorp	41
Citi Holdings / Total Citigroup	42
Non-Accrual Assets
Total Citigroup	43
Citicorp	44
Citi Holdings	45

Reconciliation of Non-GAAP Financial Measures	46

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

							1Q13 Increase
	1Q	2Q	3Q	4Q	1Q		(Decrease) from
	2012	2012	2012	2012	2013		4Q12	1Q12

Total Revenues, Net of Interest Expense	$19,406	$18,642	$13,951	$18,174	$20,491		13%	6%
Total Operating Expenses	12,319	12,134	12,220	13,845	12,398		(10)%	1%
Net Credit Losses	3,955	3,576	3,979	3,066	2,961		(3)%	(25)%
Credit Reserve Build / (Release)	(1,127)	(991)	(1,468)	(142)	(666)		NM	41%
Provision for Unfunded Lending Commitments	(38)	7	(41)	56	14		(75)%	NM
Provision for Benefits & Claims	229	214	225	219	231		5%	1%
Provision for Credit Losses and for Benefits and Claims	3,019	2,806	2,695	3,199	2,540		(21)%	(16)%
Income from Continuing Operations before Income Taxes	4,068	3,702	(964)	1,130	5,553		NM	37%
Income Taxes (benefits)	1,006	715	(1,488)	(206)	1,588		NM	58%
Income from Continuing Operations	$3,062	$2,987	$524	$1,336	$3,965		NM	29%
Income (Loss) from Discontinued Operations, net of Taxes	(5)	(1)	(31)	(112)	(67)		40%	NM
Net Income before Noncontrolling Interests	3,057	2,986	493	1,224	3,898		NM	28%
Net Income Attributable to Noncontrolling Interests	126	40	25	28	90		NM	(29)%
Citigroup’s Net Income	$2,931	$2,946	$468	$1,196	$3,808		NM	30%

Diluted Earnings Per Share:
Income from Continuing Operations	$0.96	$0.95	$0.16	$0.42	$1.25		NM	30%
Citigroup’s Net Income	$0.95	$0.95	$0.15	$0.38	$1.23		NM	29%
Shares (in millions) (1):
Average Basic	2,926.2	2,926.6	2,926.8	2,942.7	3,040.1		3%	4%
Average Diluted	3,014.5	3,015.0	3,015.3	3,017.0	3,044.7		1%	1%
Common Shares Outstanding, at period end	2,932.2	2,932.5	2,932.5	3,028.9	3,042.9		—	4%
Preferred Dividends - Basic	$4	$9	$4	$9	$4		(56)%	—
Preferred Dividends - Diluted	$4	$9	$4	$9	$4		(56)%	—

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$2,878	$2,869	$484	$1,269	$3,797		NM	32%
Citigroup’s Net Income	$2,873	$2,868	$453	$1,160	$3,732		NM	30%

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$2,882	$2,873	$485	$1,271	$3,798		NM	32%
Citigroup’s Net Income	$2,877	$2,872	$455	$1,161	$3,732		NM	30%

Financial Ratios (2):
Tier 1 Common Ratio	12.50%	12.71%	12.73%	12.67%	11.8	% *
Tier 1 Capital Ratio	14.26%	14.46%	13.92%	14.06%	13.1	% *
Total Capital Ratio	17.64%	17.70%	17.12%	17.26%	16.1	% *
Leverage Ratio	7.55%	7.66%	7.39%	7.48%	7.8	% *
Return on Average Assets	0.62%	0.62%	0.10%	0.25%	0.82	% *
Efficiency Ratio	63%	65%	88%	76%	61%
Return on Average Common Equity	6.5%	6.5%	1.0%	2.5%	8.2	% *

Balance Sheet Data, EOP (in billions of dollars, except Book Value per Share):
Total Assets	$1,944.4	$1,916.5	$1,931.3	$1,864.7	$1,881.7	*	1%	(3)%
Total Average Assets	1,911.8	1,916.1	1,909.4	1,905.4	1,886.8	*	(1)%	(1)%
Total Deposits	906.0	914.3	944.6	930.6	933.8	*	—	3%
Citigroup’s Stockholders’ Equity	181.8	183.9	186.8	189.0	193.4	*	2%	6%
Book Value Per Share (3)	$61.90	$62.61	$63.59	$61.57	$62.51	*	2%	1%
Tangible Book Value Per Share (3)	$50.90	$51.81	$52.69	$51.19	$52.35	*	2%	3%
Direct Staff (in thousands)	263	261	262	259	257		(1)%	(2)%

(1)                   Citi’s basic and end-of-period shares increased in the fourth quarter 2012 as compared to the third quarter 2012 due to the issuance of approximately 96 million shares of common stock during the quarter upon the automatic settlement of the T-DECS issued in December 2009, as previously announced.

(2)      First Quarter 2013 Basel I capital ratios reflect the final revised U.S. market risk capital rules (Basel II.5) that were effective beginning on January 1, 2013.

(3)                   Citi’s book value and tangible book value per share each declined in the fourth quarter 2012 as compared to the third quarter 2012 due to the settlement of the T-DECS (see footnote 1 above).  Tangible book value per share is a non-GAAP financial measure.  See page 46 for a reconciliation of this measure.

Note:  Ratios and returns are calculated based on the displayed numbers.

NM  Not meaningful

*      Preliminary

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12
Revenues
Interest revenue	$17,537	$16,889	$16,934	$16,778	$16,165	(4)%	(8)%
Interest expense	5,590	5,296	5,021	4,628	4,281	(7)%	(23)%
Net interest revenue	11,947	11,593	11,913	12,150	11,884	(2)%	(1)%

Commissions and fees	3,138	3,079	3,304	3,405	3,532	4%	13%
Principal transactions	1,931	1,640	976	234	2,447	NM	27%
Administrative and other fiduciary fees	981	1,037	974	1,020	1,068	5%	9%
Realized gains (losses) on investments	1,925	273	615	438	450	3%	(77)%
Other-than-temporary impairment losses on investments and other assets (1)	(1,305)	(128)	(3,470)	(68)	(261)	NM	80%
Insurance premiums	635	621	616	604	611	1%	(4)%
Other revenue (2)	154	527	(977)	391	760	94%	NM
Total non-interest revenues	7,459	7,049	2,038	6,024	8,607	43%	15%
Total revenues, net of interest expense	19,406	18,642	13,951	18,174	20,491	13%	6%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	3,955	3,576	3,979	3,066	2,961	(3)%	(25)%
Credit reserve build / (release)	(1,127)	(991)	(1,468)	(142)	(666)	NM	41%
Provision for loan losses	2,828	2,585	2,511	2,924	2,295	(22)%	(19)%
Policyholder benefits and claims	229	214	225	219	231	5%	1%
Provision for unfunded lending commitments	(38)	7	(41)	56	14	(75)%	NM
Total provisions for credit losses and for benefits and claims	3,019	2,806	2,695	3,199	2,540	(21)%	(16)%

Operating Expenses
Compensation and benefits	6,385	6,127	6,132	6,560	6,348	(3)%	(1)%
Premises and Equipment	799	806	846	831	849	2%	6%
Technology / communication expense	1,382	1,481	1,465	1,586	1,550	(2)%	12%
Advertising and marketing expense	503	591	605	525	460	(12)%	(9)%
Other operating	3,250	3,129	3,172	4,343	3,191	(27)%	(2)%
Total operating expenses	12,319	12,134	12,220	13,845	12,398	(10)%	1%

Income from Continuing Operations before Income Taxes	4,068	3,702	(964)	1,130	5,553	NM	37%
Provision (benefits) for income taxes	1,006	715	(1,488)	(206)	1,588	NM	58%

Income from Continuing Operations	3,062	2,987	524	1,336	3,965	NM	29%
Discontinued Operations (3)
Income (Loss) from Discontinued Operations	(3)	—	(46)	(170)	(155)
Gain (Loss) on Sale	(1)	—	—	—	56
Provision (benefits) for income taxes	1	1	(15)	(58)	(32)
Income (Loss) from Discontinued Operations, net of taxes	(5)	(1)	(31)	(112)	(67)	40%	NM

Net Income before Noncontrolling Interests	3,057	2,986	493	1,224	3,898	NM	28%

Net Income attributable to noncontrolling interests	126	40	25	28	90	NM	(29)%
Citigroup’s Net Income	$2,931	$2,946	$468	$1,196	$3,808	NM	30%

(1)                First quarter of 2012 includes the recognition of a $1,181 million impairment charge related to the carrying value of Citi’s investment in Akbank T.A.S. Third quarter of 2012 includes the recognition of a $3,340 million impairment charge related to the carrying value of Citi’s remaining 35% investment in the Morgan Stanley Smith Barney joint venture (MSSB JV).

(2)                Third quarter of 2012 also includes a non-cash charge of $1,344 million, representing a loss on Citi’s sale of the 14% interest in the MSSB JV to Morgan Stanley.

(3)                Discontinued operations primarily includes:

a)                   During the third quarter of 2012, Citi executed definitive agreements to transition a carve-out of its liquid strategies business within Citi Capital Advisors to certain employees responsible for managing those operations.

b)                   In the fourth quarter of 2012, residual amounts related to the Egg Credit Card business and Citi Capital Advisors.

c)                    In the first quarter of 2013, residual amounts related to Citi Capital Advisors and the Egg Credit Card business.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

						1Q13 Increase
	March 31,	June 30,	September 30,	December 31,	March 31,	(Decrease) from
	2012	2012	2012	2012	2013 (1)	4Q12	1Q12
Assets
Cash and due from banks (including segregated cash and other deposits)	$26,505	$33,927	$33,802	$36,453	$31,150	(15)%	18%
Deposits with banks	183,949	155,054	170,028	102,134	143,227	40%	(22)%
Fed funds sold and securities borr’d or purch under agree. to resell	289,057	272,664	277,542	261,311	270,426	3%	(6)%
Brokerage receivables	39,443	35,340	31,077	22,490	25,235	12%	(36)%
Trading account assets	307,050	310,246	315,201	320,929	308,321	(4)%	—
Investments
Available-for-sale and non-marketable equity securities	287,197	294,577	284,531	302,196	294,803	(2)%	3%
Held-to-maturity	10,126	11,349	10,943	10,130	10,056	(1)%	(1)%
Total Investments	297,323	305,926	295,474	312,326	304,859	(2)%	3%
Loans, net of unearned income
Consumer	416,103	409,127	407,752	408,671	395,176	(3)%	(5)%
Corporate	231,919	245,841	250,671	246,793	251,188	2%	8%
Loans, net of unearned income	648,022	654,968	658,423	655,464	646,364	(1)%	—
Allowance for loan losses	(29,020)	(27,611)	(25,916)	(25,455)	(23,727)	7%	18%
Total loans, net	619,002	627,357	632,507	630,009	622,637	(1)%	1%
Goodwill	25,810	25,483	25,915	25,673	25,474	(1)%	(1)%
Intangible assets (other than MSRs)	6,413	6,156	5,963	5,697	5,457	(4)%	(15)%
Mortgage servicing rights (MSRs)	2,691	2,117	1,920	1,942	2,203	13%	(18)%
Other assets	147,180	142,181	141,873	145,660	142,736	(2)%	(3)%
Assets related to discontinued operations held for sale	—	—	44	36	9	—	—
Total assets	$1,944,423	$1,916,451	$1,931,346	$1,864,660	$1,881,734	1%	(3)%

Liabilities
Non-interest-bearing deposits in U.S. offices	$122,305	$120,324	$133,981	$129,657	$124,487	(4)%	2%
Interest-bearing deposits in U.S. offices	228,357	233,696	239,574	247,716	260,221	5%	14%
Total U.S. Deposits	350,662	354,020	373,555	377,373	384,708	2%	10%
Non-interest-bearing deposits in offices outside the U.S.	60,691	59,745	63,792	65,024	65,542	1%	8%
Interest-bearing deposits in offices outside the U.S.	494,659	500,543	507,297	488,163	483,512	(1)%	(2)%
Total International Deposits	555,350	560,288	571,089	553,187	549,054	(1)%	(1)%

Total deposits	906,012	914,308	944,644	930,560	933,762	—	3%
Fed funds purch and securities loaned or sold under agree. to repurch.	226,008	214,851	224,370	211,236	222,053	5%	(2)%
Brokerage payables	56,966	59,133	55,376	57,013	59,299	4%	4%
Trading account liabilities	135,956	128,818	129,990	115,549	120,226	4%	(12)%
Short-term borrowings	55,611	58,698	49,164	52,027	48,193	(7)%	(13)%
Long-term debt	311,079	288,334	271,862	239,463	234,326	(2)%	(25)%
Other liabilities (2)	69,068	66,470	67,202	67,815	68,534	1%	(1)%
Liabilities related to discontinued operations held for sale	—	—	—	—	2	—	—
Total liabilities	$1,760,700	$1,730,612	$1,742,608	$1,673,663	$1,686,395	1%	(4)%

Equity
Stockholders’ equity
Preferred stock	$312	$312	$312	$2,562	$3,137	22%	NM
Common stock	29	29	29	30	31	3%	7%
Additional paid-in capital	105,787	105,962	106,203	106,391	106,661	—	1%
Retained earnings	93,310	96,216	96,650	97,809	101,580	4%	9%
Treasury stock	(883)	(859)	(851)	(847)	(991)	(17)%	(12)%
Accumulated other comprehensive income (loss)	(16,735)	(17,749)	(15,566)	(16,896)	(17,059)	(1)%	(2)%
Total common equity	$181,508	$183,599	$186,465	$186,487	$190,222	2%	5%

Total Citigroup stockholders’ equity	$181,820	$183,911	$186,777	$189,049	$193,359	2%	6%
Noncontrolling interests	1,903	1,928	1,961	1,948	1,980	2%	4%
Total equity	183,723	185,839	188,738	190,997	195,339	2%	6%
Total liabilities and equity	$1,944,423	$1,916,451	$1,931,346	$1,864,660	$1,881,734	1%	(3)%

(1)     Preliminary

(2)     Includes allowance for credit losses for letters of credit and unfunded lending commitments.  See page 38 for amounts by period.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL NET REVENUE (In millions of dollars)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

CITICORP
Global Consumer Banking
North America	$5,166	$5,102	$5,368	$5,313	$5,110	(4)%	(1)%
EMEA	369	358	374	384	368	(4)%	—
Latin America	2,473	2,350	2,438	2,542	2,575	1%	4%
Asia	1,998	1,952	1,983	1,995	1,960	(2)%	(2)%
Total	10,006	9,762	10,163	10,234	10,013	(2)%	—

Securities and Banking
North America	1,442	2,017	1,533	1,481	2,970	101%	NM
EMEA	1,959	1,612	1,517	1,349	1,873	39%	(4)%
Latin America	723	730	780	680	770	13%	7%
Asia	1,218	1,112	1,017	852	1,365	60%	12%
Total	5,342	5,471	4,847	4,362	6,978	60%	31%

Transaction Services
North America	639	663	619	633	626	(1)%	(2)%
EMEA	873	908	844	863	861	—	(1)%
Latin America	442	446	442	440	447	2%	1%
Asia	751	750	714	681	672	(1)%	(11)%
Total	2,705	2,767	2,619	2,617	2,606	—	(4)%

Corporate / Other	471	(296)	1	(106)	(7)	93%	NM

Total Citicorp	18,524	17,704	17,630	17,107	19,590	15%	6%

CITI HOLDINGS
Brokerage and Asset Management	(48)	87	(4,804)	64	(17)	NM	65%
Local Consumer Lending	1,324	932	1,104	1,005	1,056	5%	(20)%
Special Asset Pool	(394)	(81)	21	(2)	(138)	NM	65%
Total Citi Holdings	882	938	(3,679)	1,067	901	(16)%	2%

Total Citigroup - Net Revenues	19,406	18,642	13,951	18,174	20,491	13%	6%

Credit valuation adjustment (CVA) on derivatives (counterparty and own-credit, excluding monolines), net of hedges; and debt valuation adjustments (DVA) on Citigroup’s fair value option debt (1)	(1,288)	219	(776)	(485)	(319)	34%	75%
Total Citigroup - Net Revenues - Excluding CVA/DVA (2)	$20,694	$18,423	$14,727	$18,659	$20,810	12%	1%

(1)     Included, as applicable, in Citicorp-Securities and Banking and Citi Holdings-Special Asset Pool lines above.

(2)     Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL INCOME (In millions of dollars)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12
Income from Continuing Operations:

CITICORP
Global Consumer Banking
North America	$1,297	$1,174	$1,277	$980	$1,113	14%	(14)%
EMEA	(13)	13	6	(43)	7	NM	NM
Latin America	392	343	413	411	414	1%	6%
Asia	501	449	450	396	417	5%	(17)%
Total	2,177	1,979	2,146	1,744	1,951	12%	(10)%

Securities and Banking
North America	187	549	292	222	1,152	NM	NM
EMEA	514	365	348	133	445	NM	(13)%
Latin America	324	309	352	264	312	18%	(4)%
Asia	311	252	193	78	446	NM	43%
Total	1,336	1,475	1,185	697	2,355	NM	76%

Transaction Services
North America	126	122	120	98	129	32%	2%
EMEA	300	317	268	299	223	(25)%	(26)%
Latin America	174	181	154	133	164	23%	(6)%
Asia	297	269	280	262	254	(3)%	(14)%
Total	897	889	822	792	770	(3)%	(14)%

Corporate / Other	(331)	(447)	(76)	(848)	(322)	62%	3%

Total Citicorp	4,079	3,896	4,077	2,385	4,754	99%	17%

CITI HOLDINGS
Brokerage and Asset Management	(137)	(24)	(3,018)	(12)	(79)	NM	42%
Local Consumer Lending	(633)	(819)	(692)	(1,044)	(293)	72%	54%
Special Asset Pool	(247)	(66)	157	7	(417)	NM	(69)%
Total Citi Holdings	(1,017)	(909)	(3,553)	(1,049)	(789)	25%	22%

Income From Continuing Operations	3,062	2,987	524	1,336	3,965	NM	29%
Discontinued Operations	(5)	(1)	(31)	(112)	(67)	40%	NM

Net Income Attributable to Noncontrolling Interests	126	40	25	28	90	NM	(29)%

Citigroup’s Net Income	$2,931	$2,946	$468	$1,196	$3,808	NM	30%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP (1) INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12
Revenues
Net interest revenue	$11,238	$10,998	$11,233	$11,515	$11,131	(3)%	(1)%
Non-interest revenue	7,286	6,706	6,397	5,592	8,459	51%	16%
Total revenues, net of interest expense	18,524	17,704	17,630	17,107	19,590	15%	6%

Provisions for Credit Losses and for Benefits and Claims
Net credit losses	2,221	2,247	2,172	2,094	2,031	(3)%	(9)%
Credit reserve build / (release)	(577)	(741)	(671)	(188)	(319)	(70)%	45%
Provision for loan losses	1,644	1,506	1,501	1,906	1,712	(10)%	4%
Provision for benefits & claims	58	49	65	64	63	(2)%	9%
Provision for unfunded lending commitments	(12)	26	(25)	51	18	(65)%	NM
Total provisions for credit losses and for benefits and claims	1,690	1,581	1,541	2,021	1,793	(11)%	6%

Total operating expenses	11,102	10,899	11,033	12,241	10,896	(11)%	(2)%

Income from Continuing Operations before Income Taxes	5,732	5,224	5,056	2,845	6,901	NM	20%
Provision for income taxes	1,653	1,328	979	460	2,147	NM	30%

Income from Continuing Operations	4,079	3,896	4,077	2,385	4,754	99%	17%
Income (loss) from Discontinued Operations, net of taxes	(5)	(1)	(31)	(112)	(67)	40%	NM
Noncontrolling interests	124	39	25	28	85	NM	(31)%
Citicorp’s Net Income	$3,950	$3,856	$4,021	$2,245	$4,602	NM	17%

Balance Sheet Data (in billions of dollars):

Total EOP Assets	$1,735	$1,725	$1,760	$1,709	$1,733	1%	—
Average Assets	$1,689	$1,714	$1,725	$1,739	$1,734	—	3%
Return on Average Assets	0.94%	0.90%	0.93%	0.51%	1.08%
Efficiency Ratio (Operating Expenses/Total Revenues, net)	60%	62%	63%	72%	56%
Total EOP Loans	$514	$527	$537	$540	$539	—	5%
Total EOP Deposits	$843	$852	$878	$863	$868	1%	3%

(1)     Includes the results of operations of Corporate/Other for all periods presented.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Net Interest Revenue	$7,366	$7,188	$7,378	$7,488	$7,356	(2)%	—
Non-Interest Revenue	2,640	2,574	2,785	2,746	2,657	(3)%	1%
Total Revenues, Net of Interest Expense	10,006	9,762	10,163	10,234	10,013	(2)%	—
Total Operating Expenses	5,220	5,323	5,399	5,918	5,340	(10)%	2%
Net Credit Losses	2,278	2,124	2,030	2,020	1,992	(1)%	(13)%
Credit Reserve Build / (Release)	(734)	(728)	(522)	(147)	(342)	NM	53%
Provision for Unfunded Lending Commitments	(1)	—	1	—	15	—	NM
Provision for Benefits & Claims	58	50	65	64	63	(2)%	9%
Provision for Loan Losses and for Benefits and Claims	1,601	1,446	1,574	1,937	1,728	(11)%	8%
Income from Continuing Operations before Taxes	3,185	2,993	3,190	2,379	2,945	24%	(8)%
Income Taxes	1,008	1,014	1,044	635	994	57%	(1)%
Income from Continuing Operations	2,177	1,979	2,146	1,744	1,951	12%	(10)%
Noncontrolling Interests	1	(1)	3	—	5	—	NM
Net Income	$2,176	$1,980	$2,143	$1,744	$1,946	12%	(11)%
Average Assets (in billions of dollars)	$386	$382	$389	$395	$400	1%	4%
Return on Average Assets	2.27%	2.08%	2.19%	1.76%	1.97%
Efficiency Ratio	52%	55%	53%	58%	53%

Net Credit Losses as a % of Average Loans	3.19%	3.02%	2.83%	2.77%	2.78%

Revenue by Business
Retail Banking	$4,549	$4,430	$4,625	$4,578	$4,535	(1)%	—
Cards (1)	5,457	5,332	5,538	5,656	5,478	(3)%	—
Total	$10,006	$9,762	$10,163	$10,234	$10,013	(2)%	—

Net Credit Losses by Business
Retail Banking	$282	$276	$325	$375	$338	(10)%	20%
Cards (1)	1,996	1,848	1,705	1,645	1,654	1%	(17)%
Total	$2,278	$2,124	$2,030	$2,020	$1,992	(1)%	(13)%

Income (loss) from Continuing Operations by Business
Retail Banking	$828	$808	$802	$610	$726	19%	(12)%
Cards (1)	1,349	1,171	1,344	1,134	1,225	8%	(9)%
Total	$2,177	$1,979	$2,146	$1,744	$1,951	12%	(10)%

FX Translation Impact:
Total Revenue - as Reported	$10,006	$9,762	$10,163	$10,234	$10,013	(2)%	—
Impact of FX Translation (2)	(71)	113	62	35	—
Total Revenues - Ex-FX (3)	$9,935	$9,875	$10,225	$10,269	$10,013	(2)%	1%

Total Operating Expenses - as Reported	$5,220	$5,323	$5,399	$5,918	$5,340	(10)%	2%
Impact of FX Translation (2)	(63)	41	19	7	—
Total Operating Expenses - Ex-FX (3)	$5,157	$5,364	$5,418	$5,925	$5,340	(10)%	4%

Total Provisions for LLR & PBC - as Reported	$1,601	$1,446	$1,574	$1,937	$1,728	(11)%	8%
Impact of FX Translation (2)	(19)	27	17	12	—
Total Provisions for LLR & PBC - Ex-FX (3)	$1,582	$1,473	$1,591	$1,949	$1,728	(11)%	9%

(1)     Includes both Citi-Branded Cards and Citi Retail Services.

(2)     Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the current exchange rate for all periods presented.

(3)     Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 2

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	4,150	4,082	4,069	4,008	3,916	(2)%	(6)%
Accounts (in millions)	64.1	65.2	65.2	65.0	64.8	—	1%
Average Deposits	$318.8	$317.7	$324.2	$328.2	$330.2	1%	4%
Investment Sales	$21.6	$19.5	$23.5	$23.1	$28.0	21%	30%
Investment AUMs	$143.1	$139.6	$149.9	$153.6	$162.8	6%	14%
Average Loans	$139.3	$138.5	$141.1	$144.6	$147.0	2%	6%
EOP Loans:
Real Estate Lending	$73.8	$73.2	$74.9	$76.0	$76.5	1%	4%
Commercial Markets	38.0	37.5	38.7	39.4	40.6	3%	7%
Personal and Other	28.2	28.3	29.6	30.4	30.9	2%	10%
EOP Loans	$140.0	$139.0	$143.2	$145.8	$148.0	2%	6%

Net Interest Revenue (in millions) (1)	$2,779	$2,716	$2,737	$2,756	$2,705	(2)%	(3)%
As a % of Average Loans	8.02%	7.89%	7.72%	7.58%	7.46%
Net Credit Losses (in millions)	$282	$276	$325	$375	$338	(10)%	20%
As a % of Average Loans	0.81%	0.80%	0.92%	1.03%	0.93%
Loans 90+ Days Past Due (in millions) (2)	$843	$869	$882	$879	$863	(2)%	2%
As a % of EOP Loans	0.61%	0.63%	0.62%	0.61%	0.59%
Loans 30-89 Days Past Due (in millions) (2)	$1,032	$1,049	$1,154	$1,112	$1,191	7%	15%
As a % of EOP Loans	0.74%	0.76%	0.81%	0.77%	0.81%

Cards Key Indicators (in millions of dollars, except as otherwise noted)
EOP Open Accounts	135.0	134.1	133.8	133.8	133.0	(1)%	(1)%
Purchase Sales	$85.4	$90.5	$90.0	$97.3	$86.2	(11)%	1%
Average Loans (in billions) (3)	$148.3	$144.1	$144.5	$145.2	$143.8	(1)%	(3)%
EOP Loans (in billions) (3)	$146.2	$145.4	$145.9	$149.6	$141.7	(5)%	(3)%
Average Yield (4)	14.04%	13.86%	13.87%	13.87%	14.00%
Net Interest Revenue (5)	$4,587	$4,472	$4,641	$4,732	$4,651	(2)%	1%
As a % of Average Loans (5)	12.44%	12.48%	12.78%	12.96%	13.12%
Net Credit Losses	$1,996	$1,848	$1,705	$1,645	$1,654	1%	(17)%
As a % of Average Loans	5.41%	5.16%	4.69%	4.51%	4.66%
Net Credit Margin (6)	$3,447	$3,465	$3,815	$3,993	$3,810	(5)%	11%
As a % of Average Loans (6)	9.35%	9.67%	10.50%	10.94%	10.75%
Loans 90+ Days Past Due	$2,499	$2,221	$2,142	$2,202	$2,078	(6)%	(17)%
As a % of EOP Loans	1.71%	1.53%	1.47%	1.47%	1.47%
Loans 30-89 Days Past Due	$2,694	$2,400	$2,385	$2,397	$2,198	(8)%	(18)%
As a % of EOP Loans	1.84%	1.65%	1.63%	1.60%	1.55%

(1)                Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.

(2)                The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies.   See footnote 1 on North America Global Consumer Banking on page 10.

(3)                Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)                Average yield is gross interest revenue earned divided by average loans.

(5)                Net interest revenue includes certain fees that are recorded as interest revenue.

(6)                Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 1 (In millions of dollars, except as otherwise noted)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Net Interest Revenue	$4,094	$4,002	$4,149	$4,216	$4,152	(2)%	1%
Non-Interest Revenue	1,072	1,100	1,219	1,097	958	(13)%	(11)%
Total Revenues, Net of Interest Expense	5,166	5,102	5,368	5,313	5,110	(4)%	(1)%
Total Operating Expenses	2,340	2,452	2,464	2,675	2,429	(9)%	4%
Net Credit Losses	1,629	1,511	1,351	1,265	1,255	(1)%	(23)%
Credit Reserve Build / (Release)	(841)	(814)	(519)	(215)	(370)	(72)%	56%
Provision for Unfunded Lending Commitments	—	—	1	—	—	—	—
Provision for Benefits & Claims	14	19	19	18	14	(22)%	—
Provision for Loan Losses and for Benefits and Claims	802	716	852	1,068	899	(16)%	12%
Income from Continuing Operations before Taxes	2,024	1,934	2,052	1,570	1,782	14%	(12)%
Income Taxes (benefits)	727	760	775	590	669	13%	(8)%
Income from Continuing Operations	1,297	1,174	1,277	980	1,113	14%	(14)%
Noncontrolling Interests	—	—	1	—	—	—	—
Net Income	$1,297	$1,174	$1,276	$980	$1,113	14%	(14)%
Average Assets (in billions of dollars)	$169	$171	$174	$175	$176	1%	4%
Return on Average Assets	3.09%	2.76%	2.92%	2.23%	2.56%
Efficiency Ratio	45%	48%	46%	50%	48%

Net Credit Losses as a % of Average Loans	4.32%	4.07%	3.60%	3.35%	3.40%

Revenue by Business
Retail Banking	$1,629	$1,650	$1,740	$1,667	$1,573	(6)%	(3)%
Citi-Branded Cards	2,046	1,988	2,087	2,113	2,026	(4)%	(1)%
Citi Retail Services	1,491	1,464	1,541	1,533	1,511	(1)%	1%
Total	$5,166	$5,102	$5,368	$5,313	$5,110	(4)%	(1)%

Net Credit Losses by Business
Retail Banking	$62	$62	$72	$51	$55	8%	(11)%
Citi-Branded Cards	902	840	745	700	692	(1)%	(23)%
Citi Retail Services	665	609	534	514	508	(1)%	(24)%
Total	$1,629	$1,511	$1,351	$1,265	$1,255	(1)%	(23)%

Income (loss) from Continuing Operations by Business
Retail Banking	$334	$337	$342	$231	$229	(1)%	(31)%
Citi-Branded Cards	592	413	555	460	448	(3)%	(24)%
Citi Retail Services	371	424	380	289	436	51%	18%
Total	$1,297	$1,174	$1,277	$980	$1,113	14%	(14)%

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,020	1,015	1,017	999	981	(2)%	(4)%
Accounts (in millions)	12.5	12.5	12.4	12.4	12.2	(2)%	(2)%
Investment Sales	$2.4	$2.4	$2.8	$2.9	$4.0	38%	67%
Investment AUMs	$31.1	$28.9	$29.9	$29.9	$31.6	6%	2%

Average Deposits	$149.4	$151.6	$154.4	$160.0	$163.8	2%	10%

Average Loans	$40.5	$41.1	$41.3	$42.2	$43.2	2%	7%

EOP Loans:
Real Estate Lending	$32.6	$32.6	$33.0	$33.7	$33.9	1%	4%
Commercial Markets	6.9	7.2	7.4	7.9	8.2	4%	19%
Personal and Other	1.1	1.1	1.1	1.1	1.0	(9)%	(9)%
Total EOP Loans	$40.6	$40.9	$41.5	$42.7	$43.1	1%	6%

Mortgage Originations	$14.3	$12.9	$14.5	$16.8	$18.0	7%	26%

Third Party Mortgage Servicing Portfolio (EOP)	$196.7	$190.8	$184.9	$177.2	$175.8	(1)%	(11)%

Net Servicing & Gain/(Loss) on Sale (in millions)	$532.6	$637.0	$684.2	$614.5	$561.6	(9)%	5%

Saleable Mortgage Rate Locks	$12.1	$11.5	$15.8	$12.7	$14.3	13%	18%

Net Interest Revenue on Loans (in millions)	$190	$197	$210	$239	$243	2%	28%
As a % of Avg. Loans	1.89%	1.93%	2.02%	2.25%	2.28%

Net Credit Losses (in millions)	$62	$62	$72	$51	$55	8%	(11)%
As a % of Avg. Loans	0.62%	0.61%	0.69%	0.48%	0.52%

Loans 90+ Days Past Due (in millions) (1)	$260	$294	$291	$280	$282	1%	8%
As a % of EOP Loans	0.66%	0.74%	0.72%	0.68%	0.68%

Loans 30-89 Days Past Due (in millions) (1)	$183	$215	$230	$223	$226	1%	23%
As a % of EOP Loans	0.47%	0.54%	0.57%	0.54%	0.54%

(1)              The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) were, $718 mlllion and ($1.3 billion), $748 mlllion and ($1.2 billion), $738 mlllion and ($1.2 billion), $742 mlllion and ($1.4 billion) and $736 mlllion and ($1.5 billion) as of March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were, $121 million and ($1.3 billion), $124 million and ($1.2 billion), $122 million and ($1.2 billion), $122 million and ($1.4 billion) and $121 million and ($1.5 billion) as of March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013, respectively.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	22.7	22.9	23.1	23.2	23.4	1%	3%
Purchase Sales (in billions)	$38.2	$40.8	$40.3	$41.6	$38.2	(8)%	—

Average Loans (in billions) (1)	$73.5	$71.7	$71.5	$71.1	$69.7	(2)%	(5)%

EOP Loans (in billions) (1)	$72.7	$72.7	$72.2	$72.9	$69.2	(5)%	(5)%

Average Yield (2)	10.19%	9.96%	9.94%	10.02%	10.23%
Net Interest Revenue (3)	$1,670	$1,609	$1,664	$1,687	$1,649	(2)%	(1)%
As a % of Avg. Loans (3)	9.14%	9.03%	9.26%	9.44%	9.59%
Net Credit Losses	$902	$840	$745	$700	$692	(1)%	(23)%
As a % of Average Loans	4.94%	4.71%	4.15%	3.92%	4.03%
Net Credit Margin (4)	$1,140	$1,142	$1,334	$1,405	$1,329	(5)%	17%
As a % of Avg. Loans (4)	6.24%	6.41%	7.42%	7.86%	7.73%
Loans 90+ Days Past Due	$982	$830	$760	$786	$732	(7)%	(25)%
As a % of EOP Loans	1.35%	1.14%	1.05%	1.08%	1.06%
Loans 30-89 Days Past Due	$887	$744	$744	$771	$679	(12)%	(23)%
As a % of EOP Loans	1.22%	1.02%	1.03%	1.06%	0.98%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	80.9	79.9	79.3	78.9	77.8	(1)%	(4)%
Purchase Sales (in billions)	$15.5	$18.1	$17.5	$20.4	$15.3	(25)%	(1)%

Average Loans (in billions) (1)	$37.6	$36.5	$36.5	$37.0	$36.7	(1)%	(2)%
EOP Loans (in billions) (1)	$36.7	$36.6	$36.6	$38.6	$35.4	(8)%	(4)%

Average Yield (2)	18.19%	18.14%	18.26%	18.04%	18.28%
Net Interest Revenue (3)	$1,566	$1,543	$1,634	$1,660	$1,652	0%	5%
As a % of Avg. Loans (3)	16.75%	17.00%	17.81%	17.85%	18.26%
Net Credit Losses	$665	$609	$534	$514	$508	(1)%	(24)%
As a % of Average Loans	7.11%	6.71%	5.82%	5.53%	5.61%
Net Credit Margin (4)	$816	$842	$997	$1,009	$994	(1)%	22%
As a % of Avg. Loans (4)	8.73%	9.28%	10.87%	10.85%	10.98%
Loans 90+ Days Past Due	$845	$721	$716	$721	$651	(10)%	(23)%
As a % of EOP Loans	2.30%	1.97%	1.96%	1.87%	1.84%
Loans 30-89 Days Past Due	$995	$852	$823	$789	$685	(13)%	(31)%
As a % of EOP Loans	2.71%	2.33%	2.25%	2.04%	1.94%

(1)    Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)    Average yield is gross interest revenue earned divided by average loans.

(3)    Net interest revenue includes certain fees that are recorded as interest revenue.

(4)    Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING EMEA - PAGE 1 (In millions of dollars, except as otherwise noted)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Net Interest Revenue	$253	$248	$251	$258	$246	(5)%	(3)%
Non-Interest Revenue	116	110	123	126	122	(3)%	5%
Total Revenues, Net of Interest Expense	369	358	374	384	368	(4)%	—
Total Operating Expenses	359	337	335	402	344	(14)%	(4)%
Net Credit Losses	29	14	29	33	29	(12)%	—
Credit Reserve Build / (Release)	(5)	(13)	2	11	(11)	NM	NM
Provision for Unfunded Lending Commitments	(1)	—	—	—	1	—	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	23	1	31	44	19	(57)%	(17)%
Income (loss) from Continuing Operations before Taxes	(13)	20	8	(62)	5	NM	NM
Income Taxes (benefits)	—	7	2	(19)	(2)	89%	—
Income from Continuing Operations	(13)	13	6	(43)	7	NM	NM
Noncontrolling Interests	1	1	2	—	3	—	NM
Net Income	$(14)	$12	$4	$(43)	$4	NM	NM
Average Assets (in billions of dollars)	$9	$9	$9	$9	$10	11%	11%
Return on Average Assets	(0.63)%	0.54%	0.18%	(1.90)%	0.16%
Efficiency Ratio	97%	94%	90%	105%	93%

Net Credit Losses as a % of Average Loans	1.62%	0.75%	1.54%	1.66%	1.47%

Revenue by Business
Retail Banking	$216	$210	$220	$227	$215	(5)%	—
Citi-Branded Cards	153	148	154	157	153	(3)%	—
Total	$369	$358	$374	$384	$368	(4)%	—

Net Credit Losses by Business
Retail Banking	$12	$7	$12	$15	$9	(40)%	(25)%
Citi-Branded Cards	17	7	17	18	20	11%	18%
Total	$29	$14	$29	$33	$29	(12)%	—

Income (loss) from Continuing Operations by Business
Retail Banking	$(26)	$(9)	$(14)	$(43)	$(8)	81%	69%
Citi-Branded Cards	13	22	20	—	15	—	15%
Total	$(13)	$13	$6	$(43)	$7	NM	NM

FX Translation Impact:
Total Revenue - as Reported	$369	$358	$374	$384	$368	(4)%	—
Impact of FX Translation (1)	(8)	6	5	(2)	—
Total Revenues - Ex-FX (2)	$361	$364	$379	$382	$368	(4)%	2%

Total Operating Expenses - as Reported	$359	$337	$335	$402	$344	(14)%	(4)%
Impact of FX Translation (1)	(8)	6	3	(3)	—
Total Operating Expenses - Ex-FX (2)	$351	$343	$338	$399	$344	(14)%	(2)%

Provisions for LLR & PBC - as Reported	$23	$1	$31	$44	$19	(57)%	(17)%
Impact of FX Translation (1)	—	—	1	(1)	—
Provisions for LLR & PBC - Ex-FX (2)	$23	$1	$32	$43	$19	(56)%	(17)%

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the current exchange rate for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING EMEA - PAGE 2

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	286	240	234	228	222	(3)%	(22)%
Accounts (in millions)	4.0	4.0	3.9	3.9	3.9	—	(3)%
Average Deposits	$12.5	$12.4	$12.7	$12.7	$13.0	2%	4%
Investment Sales	$1.0	$0.8	$1.1	$1.3	$1.1	(15)%	10%
Investment AUMs	$5.3	$5.0	$5.4	$5.8	$6.0	3%	13%
Average Loans	$4.4	$4.7	$4.7	$5.0	$5.1	2%	16%
EOP Loans:
Real Estate Lending	$0.2	$0.2	$0.3	$0.3	$0.3	—	50%
Commercial Markets	1.8	1.9	2.1	2.1	2.2	5%	22%
Personal and Other	2.5	2.5	2.5	2.7	2.7	—	8%
Total EOP Loans	$4.5	$4.6	$4.9	$5.1	$5.2	2%	16%

Net Interest Revenue (in millions) (1)	$139	$138	$140	$142	$135	(5)%	(3)%
As a % of Average Loans (1)	12.71%	11.81%	11.85%	11.30%	10.74%
Net Credit Losses (in millions)	$12	$7	$12	$15	$9	(40)%	(25)%
As a % of Average Loans	1.10%	0.60%	1.02%	1.19%	0.72%
Loans 90+ Days Past Due (in millions)	$62	$49	$50	$48	$43	(10)%	(31)%
As a % of EOP Loans	1.38%	1.07%	1.02%	0.94%	0.83%
Loans 30-89 Days Past Due (in millions)	$92	$78	$79	$77	$70	(9)%	(24)%
As a % of EOP Loans	2.04%	1.70%	1.61%	1.51%	1.35%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	2.6	2.6	2.5	2.8	2.8	—	8%
Purchase Sales	$2.7	$2.8	$2.8	$3.1	$2.9	(6)%	7%
Average Loans (2)	$2.8	$2.8	$2.8	$2.9	$2.9	—	4%
EOP Loans (2)	$2.9	$2.8	$2.9	$2.9	$2.8	(3)%	(3)%
Average Yield (3)	19.71%	19.17%	19.24%	19.10%	18.87%

Net Interest Revenue (in millions) (4)	$114	$110	$111	$116	$111	(4)%	(3)%
As a % of Avg. Loans (4)	16.38%	15.80%	15.77%	15.91%	15.52%
Net Credit Losses (in millions)	$17	$7	$17	$18	$20	11%	18%
As a % of Average Loans	2.44%	1.01%	2.42%	2.47%	2.80%
Net Credit Margin (in millions) (5)	$136	$141	$137	$139	$133	(4)%	(2)%
As a % of Avg. Loans (5)	19.54%	20.25%	19.47%	19.07%	18.60%
Loans 90+ Days Past Due (in millions)	$43	$43	$45	$48	$45	(6)%	5%
As a % of EOP Loans	1.48%	1.54%	1.55%	1.66%	1.61%
Loans 30-89 Days Past Due (in millions)	$65	$61	$68	$63	$60	(5)%	(8)%
As a % of EOP Loans	2.24%	2.18%	2.34%	2.17%	2.14%

(1)         Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)         Average yield is gross interest revenue earned divided by average loans.

(4)         Net interest revenue includes certain fees that are recorded as interest revenue.

(5)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 1 (In millions of dollars, except as otherwise noted)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Net Interest Revenue	$1,691	$1,652	$1,706	$1,746	$1,731	(1)%	2%
Non-Interest Revenue	782	698	732	796	844	6%	8%
Total Revenues, Net of Interest Expense	2,473	2,350	2,438	2,542	2,575	1%	4%
Total Operating Expenses	1,371	1,370	1,394	1,595	1,439	(10)%	5%
Net Credit Losses	430	400	433	487	502	3%	17%
Credit Reserve Build / (Release)	113	120	29	37	36	(3)%	(68)%
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—
Provision for Benefits & Claims	44	31	46	46	49	7%	11%
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	587	551	508	570	587	3%	—
Income from Continuing Operations before Taxes	515	429	536	377	549	46%	7%
Income Taxes	123	86	123	(34)	135	NM	10%
Income from Continuing Operations	392	343	413	411	414	1%	6%
Noncontrolling Interests	—	(2)	—	—	2	—	—
Net Income	$392	$345	$413	$411	$412	—	5%
Average Assets (in billions of dollars)	$82	$78	$79	$82	$86	5%	5%
Return on Average Assets	1.92%	1.78%	2.08%	1.99%	1.94%
Efficiency Ratio	55%	58%	57%	63%	56%

Net Credit Losses as a % of Average Loans	4.31%	4.15%	4.25%	4.61%	4.62%

Revenue by Business
Retail Banking	$1,474	$1,405	$1,469	$1,509	$1,547	3%	5%
Citi-Branded Cards	999	945	969	1,033	1,028	—	3%
Total	$2,473	$2,350	$2,438	$2,542	$2,575	1%	4%

Net Credit Losses by Business
Retail Banking	$143	$135	$160	$210	$207	(1)%	45%
Citi-Branded Cards	287	265	273	277	295	6%	3%
Total	$430	$400	$433	$487	$502	3%	17%

Income (loss) from Continuing Operations by Business
Retail Banking	$216	$238	$222	$233	$248	6%	15%
Citi-Branded Cards	176	105	191	178	166	(7)%	(6)%
Total	$392	$343	$413	$411	$414	1%	6%

FX Translation Impact:
Total Revenue - as Reported	$2,473	$2,350	$2,438	$2,542	$2,575	1%	4%
Impact of FX Translation (1)	(38)	93	63	58	—
Total Revenues - Ex-FX (2)	$2,435	$2,443	$2,501	$2,600	$2,575	(1)%	6%

Total Operating Expenses - as Reported	$1,371	$1,370	$1,394	$1,595	$1,439	(10)%	5%
Impact of FX Translation (1)	(31)	40	31	30	—
Total Operating Expenses - Ex-FX (2)	$1,340	$1,410	$1,425	$1,625	$1,439	(11)%	7%

Provisions for LLR & PBC - as Reported	$587	$551	$508	$570	$587	3%	—
Impact of FX Translation (1)	(21)	20	14	15	—
Provisions for LLR & PBC - Ex-FX (2)	$566	$571	$522	$585	$587	—	4%

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the current exchange rate for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 2

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	2,201	2,200	2,200	2,181	2,139	(2)%	(3)%
Accounts (in millions)	31.1	31.9	32.1	31.8	31.8	—	2%
Average Deposits	$46.0	$44.0	$44.6	$45.4	$46.4	2%	1%
Investment Sales	$9.8	$9.3	$10.4	$9.9	$10.9	10%	11%
Investment AUMs	$58.8	$58.3	$64.8	$65.9	$70.9	8%	21%
Average Loans	$25.7	$25.2	$26.6	$27.7	$29.4	6%	14%
EOP Loans:
Real Estate Lending	$5.1	$4.9	$5.3	$5.4	$5.9	9%	16%
Commercial Markets	11.7	11.6	12.3	12.8	13.5	5%	15%
Personal and Other	9.3	9.4	9.9	10.1	10.9	8%	17%
Total EOP Loans	$26.1	$25.9	$27.5	$28.3	$30.3	7%	16%

Net Interest Revenue (in millions) (1)	$965	$943	$975	$990	$990	—	3%
As a % of Average Loans (1)	15.10%	15.05%	14.58%	14.22%	13.66%
Net Credit Losses (in millions)	$143	$135	$160	$210	$207	(1)%	45%
As a % of Average Loans	2.24%	2.15%	2.39%	3.02%	2.86%
Loans 90+ Days Past Due (in millions)	$276	$285	$322	$323	$309	(4)%	12%
As a % of EOP Loans	1.06%	1.10%	1.17%	1.14%	1.02%
Loans 30-89 Days Past Due (in millions)	$323	$316	$412	$353	$427	21%	32%
As a % of EOP Loans	1.24%	1.22%	1.50%	1.25%	1.41%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	13.1	13.0	13.0	12.9	12.9	—	(2)%
Purchase Sales (in billions)	$10.2	$10.0	$10.3	$11.5	$10.5	(9)%	3%
Average Loans (in billions) (2)	$14.4	$13.6	$13.9	$14.3	$14.7	3%	2%
EOP Loans (in billions) (2)	$14.3	$13.7	$14.2	$14.8	$14.9	1%	4%
Average Yield (3)	22.74%	22.91%	22.75%	22.49%	21.97%

Net Interest Revenue (in millions) (4)	$726	$709	$731	$756	$741	(2)%	2%
As a % of Average Loans (4)	20.28%	20.97%	20.92%	21.03%	20.44%
Net Credit Losses (in millions)	$287	$265	$273	$277	$295	6%	3%
As a % of Average Loans	8.02%	7.84%	7.81%	7.71%	8.14%
Net Credit Margin (in millions) (5)	$712	$680	$696	$756	$733	(3)%	3%
As a % of Average Loans (5)	19.89%	20.11%	19.92%	21.03%	20.22%
Loans 90+ Days Past Due	$405	$405	$401	$413	$418	1%	3%
As a % of EOP Loans	2.83%	2.96%	2.82%	2.79%	2.81%
Loans 30-89 Days Past Due	$426	$428	$416	$432	$449	4%	5%
As a % of EOP Loans	2.98%	3.12%	2.93%	2.92%	3.01%

(1)     Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)     Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)     Average yield is gross interest revenue earned divided by average loans.

(4)     Net interest revenue includes certain fees that are recorded as interest revenue.

(5)     Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING ASIA - PAGE 1 (In millions of dollars, except as otherwise noted)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Net Interest Revenue	$1,328	$1,286	$1,272	$1,268	$1,227	(3)%	(8)%
Non-Interest Revenue	670	666	711	727	733	1%	9%
Total Revenues, Net of Interest Expense	1,998	1,952	1,983	1,995	1,960	(2)%	(2)%
Total Operating Expenses	1,150	1,164	1,206	1,246	1,128	(9)%	(2)%
Net Credit Losses	190	199	217	235	206	(12)%	8%
Credit Reserve Build / (Release)	(1)	(21)	(34)	20	3	(85)%	NM
Provision for Unfunded Lending Commitments	—	—	—	—	14	—	—
Provision for Benefits & Claims	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims (LLR & PBC)	189	178	183	255	223	(13)%	18%
Income from Continuing Operations before Taxes	659	610	594	494	609	23%	(8)%
Income Taxes	158	161	144	98	192	96%	22%
Income from Continuing Operations	501	449	450	396	417	5%	(17)%
Noncontrolling Interests	—	—	—	—	—	—	—
Net Income	$501	$449	$450	$396	$417	5%	(17)%
Average Assets (in billions of dollars)	$126	$124	$127	$129	$128	(1)%	2%
Return on Average Assets	1.60%	1.46%	1.41%	1.22%	1.32%
Efficiency Ratio	58%	60%	61%	62%	58%

Net Credit Losses as a % of Average Loans	0.86%	0.92%	0.98%	1.04%	0.94%

Revenue by Business
Retail Banking	$1,230	$1,165	$1,196	$1,175	$1,200	2%	(2)%
Citi-Branded Cards	768	787	787	820	760	(7)%	(1)%
Total	$1,998	$1,952	$1,983	$1,995	$1,960	(2)%	(2)%

Net Credit Losses by Business
Retail Banking	$65	$72	$81	$99	$67	(32)%	3%
Citi-Branded Cards	125	127	136	136	139	2%	11%
Total	$190	$199	$217	$235	$206	(12)%	8%

Income from Continuing Operations by Business
Retail Banking	$304	$242	$252	$189	$257	36%	(15)%
Citi-Branded Cards	197	207	198	207	160	(23)%	(19)%
Total	$501	$449	$450	$396	$417	5%	(17)%

FX Translation Impact:
Total Revenue - as Reported	$1,998	$1,952	$1,983	$1,995	$1,960	(2)%	(2)%
Impact of FX Translation (1)	(25)	14	(6)	(21)	—
Total Revenues - Ex-FX (2)	$1,973	$1,966	$1,977	$1,974	$1,960	(1)%	(1)%

Total Operating Expenses - as Reported	$1,150	$1,164	$1,206	$1,246	$1,128	(9)%	(2)%
Impact of FX Translation (1)	(24)	(5)	(15)	(20)	—
Total Operating Expenses - Ex-FX (2)	$1,126	$1,159	$1,191	$1,226	$1,128	(8)%	—

Provisions for LLR & PBC - as Reported	$189	$178	$183	$255	$223	(13)%	18%
Impact of FX Translation (1)	2	7	2	(2)	—
Provisions for LLR & PBC - Ex-FX (2)	$191	$185	$185	$253	$223	(12)%	17%

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the current exchange rate for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING ASIA - PAGE 2

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	643	627	618	600	574	(4)%	(11)%
Accounts (in millions)	16.5	16.8	16.8	16.9	16.9	—	2%
Average Deposits	$110.9	$109.7	$112.5	$110.1	$107.0	(3)%	(4)%
Investment Sales	$8.4	$7.0	$9.2	$9.0	$12.0	33%	43%
Investment AUMs	$47.9	$47.4	$49.8	$52.0	$54.3	4%	13%
Average Loans	$68.7	$67.5	$68.5	$69.7	$69.3	(1)%	1%
EOP Loans:
Real Estate Lending	$35.9	$35.5	$36.3	$36.6	$36.4	(1)%	1%
Commercial Markets	17.6	16.8	16.9	16.6	16.7	1%	(5)%
Personal and Other	15.3	15.3	16.1	16.5	16.3	(1)%	7%
Total EOP Loans	$68.8	$67.6	$69.3	$69.7	$69.4	—	1%

Net Interest Revenue (in millions) (1)	$817	$785	$771	$755	$729	(3)%	(11)%
As a % of Average Loans (1)	4.78%	4.68%	4.48%	4.31%	4.27%
Net Credit Losses (in millions)	$65	$72	$81	$99	$67	(32)%	3%
As a % of Average Loans	0.38%	0.43%	0.47%	0.57%	0.39%
Loans 90+ Days Past Due (in millions)	$245	$241	$219	$228	$229	—	(7)%
As a % of EOP Loans	0.36%	0.36%	0.32%	0.33%	0.33%
Loans 30-89 Days Past Due (in millions)	$434	$440	$433	$459	$468	2%	8%
As a % of EOP Loans	0.63%	0.65%	0.62%	0.66%	0.67%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	15.7	15.7	15.9	16.0	16.1	1%	3%
Purchase Sales (in billions)	$18.8	$18.8	$19.1	$20.7	$19.3	(7)%	3%
Average Loans (in billions) (2)	$20.0	$19.5	$19.8	$19.9	$19.8	(1)%	(1)%
EOP Loans (in billions) (2)	$19.6	$19.6	$20.0	$20.4	$19.4	(5)%	(1)%
Average Yield (3)	13.31%	13.16%	12.89%	12.88%	12.69%	(1)%	(5)%

Net Interest Revenue (in millions) (4)	$511	$501	$501	$513	$498	(3)%	(3)%
As a % of Average Loans (4)	10.28%	10.33%	10.07%	10.26%	10.20%
Net Credit Losses (in millions)	$125	$127	$136	$136	$139	2%	11%
As a % of Average Loans	2.51%	2.62%	2.73%	2.72%	2.85%
Net Credit Margin (in millions) (5)	$643	$660	$651	$684	$621	(9)%	(3)%
As a % of Average Loans (5)	12.93%	13.61%	13.08%	13.67%	12.72%
Loans 90+ Days Past Due	$224	$222	$220	$234	$232	(1)%	4%
As a % of EOP Loans	1.14%	1.13%	1.10%	1.15%	1.20%
Loans 30-89 Days Past Due	$321	$315	$334	$342	$325	(5)%	1%
As a % of EOP Loans	1.64%	1.61%	1.67%	1.68%	1.68%

(1)     Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)     Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(3)     Average yield is gross interest revenue earned divided by average loans.

(4)     Net interest revenue includes certain fees that are recorded as interest revenue.

(5)     Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Commissions and Fees	$1,141	$1,081	$1,011	$1,085	$1,179	9%	3%
Administration and Other Fiduciary Fees	696	742	663	689	694	1%	—
Investment Banking	811	793	1,000	1,014	1,085	7%	34%
Principal Transactions	1,916	1,434	731	49	2,415	NM	26%
Other	(405)	326	37	(41)	359	NM	NM
Total Non-Interest Revenue	4,159	4,376	3,442	2,796	5,732	NM	38%
Net Interest Revenue (including Dividends)	3,888	3,862	4,024	4,183	3,852	(8)%	(1)%
Total Revenues, Net of Interest Expense	8,047	8,238	7,466	6,979	9,584	37%	19%
Total Operating Expenses	5,087	4,979	4,869	5,264	4,988	(5)%	(2)%
Net Credit Losses	(58)	122	143	75	39	(48)%	NM
Provision for Unfunded Lending Commitments	(11)	26	(26)	50	3	(94)%	NM
Credit Reserve Build / (Release)	158	(13)	(149)	(41)	23	NM	(85)%
Provision for Benefits & Claims	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	89	135	(32)	84	65	(23)%	(27)%
Income from Continuing Operations before Taxes	2,871	3,124	2,629	1,631	4,531	NM	58%
Income Taxes	638	760	622	142	1,406	NM	NM
Income from Continuing Operations	2,233	2,364	2,007	1,489	3,125	NM	40%
Noncontrolling Interests	60	31	14	23	50	NM	(17)%
Net Income	$2,173	$2,333	$1,993	$1,466	$3,075	NM	42%
Average Assets (in billions of dollars)	$1,018	$1,051	$1,047	$1,061	$1,070	1%	5%
Return on Average Assets	0.86%	0.89%	0.76%	0.55%	1.17%
Return on Average Assets (Excluding CVA/DVA) (1)	1.20%	0.84%	0.95%	0.67%	1.24%
Efficiency Ratio	63%	60%	65%	75%	52%

Revenue by Region
North America	$2,081	$2,680	$2,152	$2,114	$3,596	70%	73%
EMEA	2,832	2,520	2,361	2,212	2,734	24%	(3)%
Latin America	1,165	1,176	1,222	1,120	1,217	9%	4%
Asia	1,969	1,862	1,731	1,533	2,037	33%	3%
Total	$8,047	$8,238	$7,466	$6,979	$9,584	37%	19%

Income from Continuing Operations by Region
North America	$313	$671	$412	$320	$1,281	NM	NM
EMEA	814	682	616	432	668	55%	(18)%
Latin America	498	490	506	397	476	20%	(4)%
Asia	608	521	473	340	700	NM	15%
Total	$2,233	$2,364	$2,007	$1,489	$3,125	NM	40%

Average Loans by Region (in billions)
North America	$76	$82	$90	89	$91	2%	20%
EMEA	51	52	54	53	53	—	4%
Latin America	34	34	34	37	38	3%	12%
Asia	60	63	65	62	60	(3)%	—
Total	$221	$231	$243	$241	$242	—	10%

(1)         Return on average assets excluding CVA/DVA is defined as annualized net income excluding after-tax CVA/DVA divided by average assets. Net income excluding CVA/DVA in the first quarter of 2012, second quarter of 2012, third quarter of 2012, fourth quarter of 2012 and first quarter of 2013 was $3,027 million, $2,207 million, $2,492 million, $1,782 million and $3,267 million, respectively.  See page 19 for the CVA/DVA for each period presented.  Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP SECURITIES AND BANKING (In millions of dollars, except as otherwise noted)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Net Interest Revenue	$2,339	$2,369	$2,539	$2,704	$2,437	(10)%	4%
Non-Interest Revenue	3,003	3,102	2,308	1,658	4,541	NM	51%
Total Revenues, Net of Interest Expense	5,342	5,471	4,847	4,362	6,978	60%	31%
Total Operating Expenses	3,701	3,568	3,479	3,668	3,564	(3)%	(4)%
Net Credit Losses	(60)	97	56	75	35	(53)%	NM
Provision for Unfunded Lending Commitments	(17)	26	(26)	50	3	(94)%	NM
Credit Reserve Build / (Release)	135	(64)	(103)	(47)	34	NM	(75)%
Provision for Benefits & Claims	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	58	59	(73)	78	72	(8)%	24%
Income from Continuing Operations before Taxes	1,583	1,844	1,441	616	3,342	NM	NM
Income Taxes (Benefits)	247	369	256	(81)	987	NM	NM
Income from Continuing Operations	1,336	1,475	1,185	697	2,355	NM	76%
Noncontrolling Interests	56	26	11	18	44	NM	(21)%
Net Income	$1,280	$1,449	$1,174	$679	$2,311	NM	81%
Average Assets (in billions of dollars)	884	913	905	917	926	1%	5%
Return on Average Assets	0.58%	0.64%	0.52%	0.29%	1.01%
Return on Average Assets (Excluding CVA/DVA) (1)	0.97%	0.58%	0.74%	0.43%	1.10%
Efficiency Ratio	69%	65%	72%	84%	51%

Revenue Details - Excluding CVA/DVA:
Investment Banking:
Advisory	$111	$202	$196	$206	$204	(1)%	84%
Equity Underwriting	155	168	143	163	225	38%	45%
Debt Underwriting	606	490	594	634	634	—	5%
Total Investment Banking	872	860	933	1,003	1,063	6%	22%
Lending	12	571	167	119	309	NM	NM
Equity Markets	916	561	522	465	826	78%	(10)%
Fixed Income Markets	4,781	2,861	3,739	2,741	4,623	69%	(3)%
Private Bank	598	591	609	596	629	6%	5%
Other Securities and Banking	(461)	(171)	(324)	(52)	(162)	NM	65%
Total Securities and Banking Revenues (Ex-CVA/DVA) (2)	$6,718	$5,273	$5,646	$4,872	$7,288	50%	8%

North America	$2,072	$1,918	$1,880	$1,743	$3,071	76%	48%
EMEA	2,560	1,610	1,858	1,505	2,059	37%	(20)%
Latin America	727	728	782	695	779	12%	7%
Asia	1,359	1,017	1,126	929	1,379	48%	1%
Total Securities and Banking Revenues (Ex-CVA/DVA) (2)	6,718	5,273	5,646	4,872	7,288	50%	8%

CVA/DVA {excluded as applicable in lines above}	(1,376)	198	(799)	(510)	(310)	39%	77%
Total Revenues, Net of Interest Expense	$5,342	$5,471	$4,847	$4,362	$6,978	60%	31%

(1)         Return on average assets excluding CVA/DVA is defined as annualized net income excluding after-tax CVA/DVA divided by average assets. Net income excluding CVA/DVA in the first quarter of 2012, second quarter of 2012, third quarter of 2012, fourth quarter of 2012 and first quarter of 2013 was $2,134 million, $1,323 million, $1,673 million, $995 million and $2,503 million, respectively.  For the CVA/DVA for each period presented, see above.

(2)         Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP TRANSACTION SERVICES (In millions of dollars, except as otherwise noted)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Net Interest Revenue	$1,549	$1,493	$1,485	$1,479	$1,415	(4)%	(9)%
Non-Interest Revenue	1,156	1,274	1,134	1,138	1,191	5%	3%
Total Revenues, Net of Interest Expense	2,705	2,767	2,619	2,617	2,606	—	(4)%
Total Operating Expenses	1,386	1,411	1,390	1,596	1,424	(11)%	3%
Net Credit Losses	2	25	87	—	4	—	100%
Provision for Unfunded Lending Commitments	6	—	—	—	—	—	(100)%
Credit Reserve Build / (Release)	23	51	(46)	6	(11)	NM	NM
Provision for Benefits & Claims	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	31	76	41	6	(7)	NM	NM
Income from Continuing Operations before Taxes	1,288	1,280	1,188	1,015	1,189	17%	(8)%
Income Taxes	391	391	366	223	419	88%	7%
Income from Continuing Operations	897	889	822	792	770	(3)%	(14)%
Noncontrolling Interests	4	5	3	5	6	20%	50%
Net Income	$893	$884	$819	$787	$764	(3)%	(14)%
Average Assets (in billions of dollars)	$134	$138	$142	$144	$144	—	7%
Return on Average Assets	2.68%	2.58%	2.29%	2.17%	2.15%
Efficiency Ratio	51%	51%	53%	61%	55%

Revenue Details
Treasury and Trade Solutions	$2,017	$2,074	$1,953	$1,962	$1,922	(2)%	(5)%
Securities and Fund Services	688	693	666	655	684	4%	(1)%
Total	$2,705	$2,767	$2,619	$2,617	$2,606	—	(4)%

Average Deposits and Other Customer Liability Balances (in billions)
North America	$100	$106	$107	$106	$100	(6)%	—
EMEA	118	125	132	142	139	(2)%	18%
Latin America	35	34	38	45	45	—	29%
Asia	124	131	138	135	131	(3)%	6%
Total	$377	$396	$415	$428	$415	(3)%	10%

EOP Assets Under Custody (in trillions of dollars)	$12.5	$12.2	$12.8	$13.2	$13.5	2%	8%

FX Translation Impact:
Total Revenue - as Reported	$2,705	$2,767	$2,619	$2,617	$2,606	—	(4)%
Impact of FX Translation (1)	(41)	4	—	(10)	—
Total Revenues - Ex-FX (2)	$2,664	$2,771	$2,619	$2,607	$2,606	—	(2)%

Total Expenses - as Reported	$1,386	$1,411	$1,390	$1,596	$1,424	(11)%	3%
Impact of FX Translation (1)	(15)	3	—	(9)	—
Total Expenses - Ex-FX (2)	$1,371	$1,414	$1,390	$1,587	$1,424	(10)%	4%

(1)     Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the current exchange rate for all periods presented.

(2)     Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Net Interest Revenue	$(16)	$(52)	$(169)	$(156)	$(77)	51%	NM
Non-Interest Revenue	487	(244)	170	50	70	40%	(86)%
Total Revenues, Net of Interest Expense	471	(296)	1	(106)	(7)	93%	NM
Total Operating Expenses	795	597	765	1,059	568	(46)%	(29)%
Net Credit Losses	1	1	(1)	(1)	—	100%	(100)%
Credit Reserve Build / (Release)	(1)	—	—	—	—	—	100%
Provision for Benefits & Claims	—	(1)	—	—	—	—	—
Provision for Unfunded Lending Commitments	—	—	—	1	—	(100)%	—
Provision for Loan Losses and for Benefits and Claims	—	—	(1)	—	—	—	—
Income from Continuing Operations before Taxes	(324)	(893)	(763)	(1,165)	(575)	51%	(77)%
Income Taxes	7	(446)	(687)	(317)	(253)	20%	NM
Income from Continuing Operations	(331)	(447)	(76)	(848)	(322)	62%	3%
Income (Loss) from Discontinued Operations, net of taxes	(5)	(1)	(31)	(112)	(67)	40%	NM
Noncontrolling Interests	63	9	8	5	30	NM	(52)%
Net Income (Loss)	$(399)	$(457)	$(115)	$(965)	$(419)	57%	(5)%
EOP Assets (in billions of dollars)	$308	$285	$298	$243	$280	15%	(9)%
Average Assets (in billions of dollars)	$285	$281	$289	$283	$264	(7)%	(7)%

(1)         Includes unallocated global staff functions, other corporate expense and unallocated global operations and technology expenses, Corporate Treasury, Corporate items Income (Loss) from Discontinued Operations.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP North America (1) (In millions of dollars, except as otherwise noted)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Net Interest Revenue	$5,352	$5,378	$5,604	$5,707	$5,549	(3)%	4%
Non-Interest Revenue	1,895	2,404	1,916	1,720	3,157	84%	67%
Total Revenues, Net of Interest Expense	7,247	7,782	7,520	7,427	8,706	17%	20%
Total Operating Expenses	4,342	4,447	4,318	4,667	4,347	(7)%	—
Net Credit Losses	1,547	1,564	1,370	1,269	1,271	—	(18)%
Credit Reserve Build / (Release)	(811)	(839)	(574)	(293)	(424)	(45)%	48%
Provision Unfunded Lending Commitments	(17)	19	(15)	44	3	(93)%	NM
Provision for Benefits & Claims	14	19	19	18	14	(22)%	—
Provision for Credit Losses and for Benefits and Claims	733	763	800	1,038	864	(17)%	18%
Income from Continuing Operations before Taxes	2,172	2,572	2,402	1,722	3,495	NM	61%
Income Taxes	562	727	713	422	1,101	NM	96%
Income from Continuing Operations	1,610	1,845	1,689	1,300	2,394	84%	49%
Noncontrolling Interests	32	10	(7)	9	17	89%	(47)%
Net Income	$1,578	$1,835	$1,696	$1,291	$2,377	84%	51%
Average Assets (in billions of dollars)	$595	$616	$629	$635	$633	—	6%
Return on Average Assets	1.07%	1.20%	1.07%	0.81%	1.52%
Efficiency Ratio	60%	57%	57%	63%	50%

Revenue by Business
Retail Banking	$1,629	$1,650	$1,740	$1,667	$1,573	(6)%	(3)%
Citi-Branded Cards	2,046	1,988	2,087	2,113	2,026	(4)%	(1)%
Citi Retail Services	1,491	1,464	1,541	1,533	1,511	(1)%	1%
Global Consumer Banking	5,166	5,102	5,368	5,313	5,110	(4)%	(1)%
Securities and Banking	1,442	2,017	1,533	1,481	2,970	101%	NM
Transaction Services	639	663	619	633	626	(1)%	(2)%
Total	$7,247	$7,782	$7,520	$7,427	$8,706	17%	20%

CVA/DVA {included as applicable in businesses above}	(629)	99	(346)	(262)	(102)	61%	84%
Total Revenues - Excluding CVA/DVA (2)	$7,876	$7,683	$7,866	$7,689	$8,808	15%	12%

Income (loss) from Continuing Operations by Business
Retail Banking	$334	$337	$342	$231	$229	(1)%	(31)%
Citi-Branded Cards	592	413	555	460	448	(3)%	(24)%
Citi Retail Services	371	424	380	289	436	51%	18%
Global Consumer Banking	1,297	1,174	1,277	980	1,113	14%	(14)%
Securities and Banking	187	549	292	222	1,152	NM	NM
Transaction Services	126	122	120	98	129	32%	2%
Total	$1,610	$1,845	$1,689	$1,300	$2,394	84%	49%

(1)     Regional results do not include Corporate/Other.  See page 21 for Corporate/Other results.

(2)     Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP EMEA (1) (In millions of dollars, except as otherwise noted)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Net Interest Revenue	$1,300	$1,184	$1,261	$1,310	$1,166	(11)%	(10)%
Non-Interest Revenue	1,901	1,694	1,474	1,286	1,936	51%	2%
Total Revenues, Net of Interest Expense	3,201	2,878	2,735	2,596	3,102	19%	(3)%
Total Operating Expenses	1,964	1,893	1,882	2,127	1,953	(8)%	(1)%
Net Credit Losses	52	20	48	71	41	(42)%	(21)%
Credit Reserve Build / (Release)	75	(38)	(47)	92	79	(14)%	5%
Provision Unfunded Lending Commitments	5	7	(10)	6	1	(83)%	(80)%
Provision for Benefits & Claims	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	132	(11)	(9)	169	121	(28)%	(8)%
Income from Continuing Operations before Taxes	1,105	996	862	300	1,028	NM	(7)%
Income Taxes	304	301	240	(89)	353	NM	16%
Income from Continuing Operations	801	695	622	389	675	74%	(16)%
Noncontrolling Interests	28	22	23	16	36	NM	29%
Net Income	$773	$673	$599	$373	$639	71%	(17)%
Average Assets (in billions of dollars)	$296	$299	$282	$293	$302	3%	2%
Return on Average Assets	1.05%	0.91%	0.85%	0.51%	0.86%
Efficiency Ratio	61%	66%	69%	82%	63%

Revenue by Business
Retail Banking	$216	$210	$220	$227	$215	(5)%	—
Citi-Branded Cards	153	148	154	157	153	(3)%	—
Regional Consumer Banking	369	358	374	384	368	(4)%	—
Securities and Banking	1,959	1,612	1,517	1,349	1,873	39%	(4)%
Transaction Services	873	908	844	863	861	0%	(1)%
Total	$3,201	$2,878	$2,735	$2,596	$3,102	19%	(3)%

CVA/DVA {included as applicable in businesses above}	(601)	2	(342)	(156)	(185)	(19)%	69%
Total Revenues - Excluding CVA/DVA (2)	$3,802	$2,876	$3,077	$2,752	$3,287	19%	(14)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(26)	$(9)	$(14)	$(43)	$(8)	81%	69%
Citi-Branded Cards	13	22	20	—	15	—	15%
Regional Consumer Banking	(13)	13	6	(43)	7	NM	NM
Securities and Banking	514	365	348	133	445	NM	(13)%
Transaction Services	300	317	268	299	223	(25)%	(26)%
Total	$801	$695	$622	$389	$675	74%	(16)%

(1)   Regional results do not include Corporate/Other.  See page 21 for Corporate/Other results.

(2)   Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP LATIN AMERICA (1) (In millions of dollars, except as otherwise noted)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Net Interest Revenue	$2,380	$2,326	$2,400	$2,496	$2,435	(2)%	2%
Non-Interest Revenue	1,258	1,200	1,260	1,166	1,357	16%	8%
Total Revenues, Net of Interest Expense	3,638	3,526	3,660	3,662	3,792	4%	4%
Total Operating Expenses	1,802	1,785	1,822	2,120	1,920	(9)%	7%
Net Credit Losses	430	432	438	508	507	—	18%
Credit Reserve Build / (Release)	107	105	53	40	55	38%	(49)%
Provision Unfunded Lending Commitments	—	—	—	—	—	—	—
Provision for Benefits & Claims	44	31	46	46	49	7%	11%
Provision for Credit Losses and for Benefits and Claims	581	568	537	594	611	3%	5%
Income from Continuing Operations before Taxes	1,255	1,173	1,301	948	1,261	33%	—
Income Taxes	365	340	382	140	371	NM	2%
Income from Continuing Operations	890	833	919	808	890	10%	—
Noncontrolling Interests	—	(3)	—	(3)	1	NM	—
Net Income	$890	$836	$919	$811	$889	10%	—
Average Assets (in billions of dollars)	$167	$165	$169	$175	$184	5%	10%
Return on Average Assets	2.14%	2.04%	2.16%	1.84%	1.96%
Efficiency Ratio	50%	51%	50%	58%	51%

Revenue by Business
Retail Banking	$1,474	$1,405	$1,469	$1,509	$1,547	3%	5%
Citi-Branded Cards	999	945	969	1,033	1,028	—	3%
Regional Consumer Banking	2,473	2,350	2,438	2,542	2,575	1%	4%
Securities and Banking	723	730	780	680	770	13%	7%
Transaction Services	442	446	442	440	447	2%	1%
Total	$3,638	$3,526	$3,660	$3,662	$3,792	4%	4%

CVA/DVA {included as applicable in businesses above}	(5)	2	(3)	(15)	(9)	40%	(80)%
Total Revenues - Excluding CVA/DVA (2)	$3,643	$3,524	$3,663	$3,677	$3,801	3%	4%

Income from Continuing Operations by Business
Retail Banking	$216	$238	$222	$233	$248	6%	15%
Citi-Branded Cards	176	105	191	178	166	(7)%	(6)%
Regional Consumer Banking	392	343	413	411	414	1%	6%
Securities and Banking	324	309	352	264	312	18%	(4)%
Transaction Services	174	181	154	133	164	23%	(6)%
Total	$890	$833	$919	$808	$890	10%	—

(1)         Regional results do not include Corporate/Other.  See page 21 for Corporate/Other results.

(2)         Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITICORP ASIA (1) (In millions of dollars, except as otherwise noted)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Net Interest Revenue	$2,222	$2,162	$2,137	$2,158	$2,058	(5)%	(7)%
Non-Interest Revenue	1,745	1,652	1,577	1,370	1,939	42%	11%
Total Revenues, Net of Interest Expense	3,967	3,814	3,714	3,528	3,997	13%	1%
Total Operating Expenses	2,199	2,177	2,246	2,268	2,108	(7)%	(4)%
Net Credit Losses	191	230	317	247	212	(14)%	11%
Credit Reserve Build / (Release)	53	31	(103)	(27)	(29)	(7)%	NM
Provision for Unfunded Lending Commitments	—	—	—	—	14	—	—
Provision for Benefits & Claims	—	—	—	—	—	—	—
Provision for Credit Losses and for Benefits and Claims	244	261	214	220	197	(10)%	(19)%
Income from Continuing Operations before Taxes	1,524	1,376	1,254	1,040	1,692	63%	11%
Income Taxes	415	406	331	304	575	89%	39%
Income from Continuing Operations	1,109	970	923	736	1,117	52%	1%
Noncontrolling Interests	1	1	1	1	1	—	—
Net Income	$1,108	$969	$922	$735	$1,116	52%	1%
Average Assets (in billions of dollars)	$346	$353	$356	$353	$351	(1)%	1%
Return on Average Assets	1.29%	1.10%	1.03%	0.83%	1.29%
Efficiency Ratio	55%	57%	60%	64%	53%

Revenue by Business
Retail Banking	$1,230	$1,165	$1,196	$1,175	$1,200	2%	(2)%
Citi-Branded Cards	768	787	787	820	760	(7)%	(1)%
Regional Consumer Banking	1,998	1,952	1,983	1,995	1,960	(2)%	(2)%
Securities and Banking	1,218	1,112	1,017	852	1,365	60%	12%
Transaction Services	751	750	714	681	672	(1)%	(11)%
Total	$3,967	$3,814	$3,714	$3,528	$3,997	13%	1%

CVA/DVA {included as applicable in businesses above}	(141)	95	(108)	(77)	(14)	82%	90%
Total Revenues - Excluding CVA/DVA (2)	$4,108	$3,719	$3,822	$3,605	$4,011	11%	(2)%

Income from Continuing Operations by Business
Retail Banking	$304	$242	$252	$189	$257	36%	(15)%
Citi-Branded Cards	197	207	198	207	160	(23)%	(19)%
Regional Consumer Banking	501	449	450	396	417	5%	(17)%
Securities and Banking	311	252	193	78	446	NM	43%
Transaction Services	297	269	280	262	254	(3)%	(14)%
Total	$1,109	$970	$923	$736	$1,117	52%	1%

(1)         Regional results do not include Corporate/Other.  See page 21 for Corporate/Other results.

(2)         Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12
Revenues
Net interest revenue	$709	$595	$680	$635	$753	19%	6%
Non-interest revenue	173	343	(4,359)	432	148	(66)%	(14)%
Total revenues, net of interest expense	882	938	(3,679)	1,067	901	(16)%	2%

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses (1) (2)	1,734	1,329	1,807	972	930	(4)%	(46)%
Credit Reserve Build / (Release) (1) (2) (3)	(550)	(250)	(797)	46	(347)	NM	37%
Provision for loan losses	1,184	1,079	1,010	1,018	583	(43)%	(51)%
Provision for Benefits & Claims	171	165	160	155	168	8%	(2)%
Provision for unfunded lending commitments	(26)	(19)	(16)	5	(4)	NM	85%
Total provisions for credit losses and for benefits and claims	1,329	1,225	1,154	1,178	747	(37)%	(44)%

Total operating expenses	1,217	1,235	1,187	1,604	1,502	(6)%	23%

Income (Loss) from Continuing Operations before Income Taxes	(1,664)	(1,522)	(6,020)	(1,715)	(1,348)	21%	19%
Provision (benefits) for income taxes	(647)	(613)	(2,467)	(666)	(559)	16%	14%

Income (Loss) from Continuing Operations	(1,017)	(909)	(3,553)	(1,049)	(789)	25%	22%

Noncontrolling Interests	2	1	—	—	5	—	NM
Citi Holding’s Net Income (Loss)	$(1,019)	$(910)	$(3,553)	$(1,049)	$(794)	24%	22%

Balance Sheet Data (in billions):

Total Average Assets	$223	$202	$184	$166	$153	(8)%	(31)%

Total EOP Assets	$209	$191	$171	$156	$149	(4)%	(29)%

Total EOP Loans	$134	$128	$122	$116	$108	(7)%	(19)%

Total EOP Deposits	$63	$63	$67	$68	$66	(3)%	5%

(1)

The first quarter of 2012 includes approximately $370 million of incremental charge-offs of previously deferred principal balances on modified loans related to anticipated forgiveness of principal largely in connection with the National Mortgage Settlement. There was a corresponding approximate $350 million release in the first quarter of 2012 allowance for loan losses related to these charge-offs.

(2)

The third quarter of 2012 includes approximately $635 million of incremental charge-offs related to Office of the Comptroller of the Currency (OCC) guidance which required mortgage loans to borrowers that have gone through Chapter 7 of the U.S. Bankruptcy Code to be written down to collateral value. There was a corresponding approximate $600 million release in the third quarter of 2012 allowance for loan losses related to these charge-offs. The fourth quarter of 2012 includes a benefit of approximately $40 million to charge offs related to finalizing the impact of this OCC guidance.

(3)

The first quarter of 2012, second quarter of 2012, third quarter of 2012, fourth quarter of 2012 and first quarter of 2013 includes $60 million, $73 million, $32 million, $100 million and $148 million, respectively, of builds (releases) related to gains/(losses) on loan sales.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS BROKERAGE AND ASSET MANAGEMENT (In millions of dollars, except as otherwise noted)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Net Interest Revenue	$(131)	$(122)	$(117)	$(103)	$(84)	18%	36%
Non-Interest Revenue	83	209	(4,687)	167	67	(60)%	(19)%
Total Revenues, Net of Interest Expense (1)	(48)	87	(4,804)	64	(17)	NM	65%
Total Operating Expenses	157	126	85	95	105	11%	(33)%
Net Credit Losses	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	(1)	—	—	—	—	—	100%
Provision for Benefits & Claims	—	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	(1)	—	—	—	—	—	100%
Income (loss) from Continuing Operations before Taxes	(204)	(39)	(4,889)	(31)	(122)	NM	40%
Income Taxes (benefits)	(67)	(15)	(1,871)	(19)	(43)	NM	36%
Income (loss) from Continuing Operations	(137)	(24)	(3,018)	(12)	(79)	NM	42%
Noncontrolling Interests	1	1	1	—	5	—	NM
Net Income (Loss)	$(138)	$(25)	$(3,019)	$(12)	$(84)	NM	39%

EOP Assets (in billions of dollars)	$26	$22	$9	$9	$9	—	(65)%

EOP Deposits (in billions of dollars)	$55	$55	$58	$59	$57	(3)%	4%

(1)   Third quarter of 2012 includes the recognition of a $3,340 million impairment charge related to the carrying value of Citi’s remaining 35% investment in the Morgan Stanley Smith Barney joint venture (MSSB JV).  Third quarter of 2012 also includes a non-cash charge of $1,344 million, representing a loss on Citi’s sale of the 14% interest in the MSSB JV to Morgan Stanley.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING Page 1 (In millions of dollars, except as otherwise noted)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Net Interest Revenue	$929	$782	$840	$784	$840	7%	(10)%
Non-Interest Revenue	395	150	264	221	216	(2)%	(45)%
Total Revenues, Net of Interest Expense	1,324	932	1,104	1,005	1,056	5%	(20)%
Total Operating Expenses	997	1,043	983	1,431	825	(42)%	(17)%
Net Credit Losses (1) (2)	1,752	1,289	1,824	1,005	920	(8)%	(47)%
Credit Reserve Build / (Release) (1) (2) (3)	(520)	(186)	(760)	56	(325)	NM	38%
Provision for Benefits & Claims	171	165	160	155	168	8%	(2)%
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—
Provision for Loan Losses and for Benefits and Claims	1,403	1,268	1,224	1,216	763	(37)%	(46)%
Income (loss) from Continuing Operations before Taxes	(1,076)	(1,379)	(1,103)	(1,642)	(532)	68%	51%
Income Taxes (benefits)	(443)	(560)	(411)	(598)	(239)	60%	46%
Income (loss) from Continuing Operations	(633)	(819)	(692)	(1,044)	(293)	72%	54%
Noncontrolling Interests	1	—	(1)	—	—	—	(100)%
Net Income (Loss)	$(634)	$(819)	$(691)	$(1,044)	$(293)	72%	54%
Average Assets (in billions of dollars)	$157	$143	$136	$131	$124	(5)%	(21)%
EOP Assets (in billions of dollars)	$147	$137	$134	$126	$122	(3)%	(17)%

Net Credit Losses as a % of Average Loans	5.31%	4.09%	5.96%	3.45%	3.37%

Revenue by Business
International	$361	$160	$147	$111	$105	(5)%	(71)%
North America	963	772	957	894	951	6%	(1)%
Total Revenues	$1,324	$932	$1,104	$1,005	$1,056	5%	(20)%

Net Credit Losses by Business
International	$171	$154	$121	$90	$85	(6)%	(50)%
North America	1,581	1,135	1,703	915	835	(9)%	(47)%
Total Net Credit Losses	$1,752	$1,289	$1,824	$1,005	$920	(8)%	(47)%

Income (Loss) from Continuing Operations by Business
International	$76	$(94)	$(99)	$(150)	$(100)	33%	NM
North America	(709)	(725)	(593)	(894)	(193)	78%	73%
Total Income (Loss) from Continuing Operations	$(633)	$(819)	$(692)	$(1,044)	$(293)	72%	54%

(1)

The first quarter of 2012 includes approximately $370 million of incremental charge-offs of previously deferred principal balances on modified loans related to anticipated forgiveness of principal largely in connection with the National Mortgage Settlement. There was a corresponding approximate $350 million release in the first quarter of 2012 allowance for loan losses related to these charge-offs.

(2)

The third quarter of 2012 includes approximately $635 million of incremental charge-offs related to Office of the Comptroller of the Currency (OCC) guidance which required mortgage loans to borrowers that have gone through Chapter 7 of the U.S. Bankruptcy Code to be written down to collateral value. There was a corresponding approximate $600 million release in the third quarter of 2012 allowance for loan losses related to these charge-offs. The fourth quarter of 2012 includes a benefit of approximately $40 million to charge offs related to finalizing the impact of this OCC guidance.

(3)

The first quarter of 2012, second quarter of 2012, third quarter of 2012, fourth quarter of 2012 and first quarter of 2013 includes $60 million, $73 million, $32 million, $100 million and $148 million, respectively, of builds (releases) related to gains/(losses) on loan sales.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 2 (In millions of dollars, except as otherwise noted)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

International Key Indicators

Branches (actual)	394	357	357	90	90	—	(77)%

Average Loans (in billions) (1)	$10.7	$9.6	$9.0	$8.2	$7.3	(11)%	(32)%
						—	—
EOP Loans (1):
Real Estate Lending	$4.9	$4.5	$4.5	$4.2	$3.7	(12)%	(24)%
Cards	2.7	2.6	2.6	2.5	2.3	(8)%	(15)%
Commercial Markets	0.6	0.5	0.4	0.1	0.1	—	(83)%
Personal and Other	2.0	1.7	1.3	0.8	0.5	(38)%	(75)%
EOP Loans (in billions of dollars)	$10.2	$9.3	$8.8	$7.6	$6.6	(13)%	(35)%
Net Interest Revenue	$262	$121	$138	$94	$83	(12)%	(68)%
As a % of Average Loans	9.85%	5.07%	6.10%	4.56%	4.61%
Net Credit Losses	$171	$154	$121	$90	$85	(6)%	(50)%
As a % of Average Loans	6.43%	6.45%	5.35%	4.37%	4.72%
Loans 90+ Days Past Due	$428	$363	$366	$345	$269	(22)%	(37)%
As a % of EOP Loans	4.20%	3.90%	4.16%	4.54%	4.08%
Loans 30-89 Days Past Due	$519	$453	$436	$393	$286	(27)%	(45)%
As a % of EOP Loans	5.09%	4.87%	4.95%	5.17%	4.33%

North America Key Indicators (1)

Branches (actual)	1,720	1,592	1,582	1,564	1,501	(4)%	(13)%

Average Loans (in billions of dollars)	$122.1	$117.1	$112.7	$107.7	$103.4	(4)%	(15)%

EOP Loans (in billions of dollars)	$118.9	$114.6	$109.1	$105.1	$98.3	(6)%	(17)%
Net Interest Revenue	$667	$661	$702	$690	$757	10%	13%
As a % of Average Loans	2.20%	2.27%	2.48%	2.55%	2.97%
Net Credit Losses	$1,581	$1,135	$1,703	$915	$835	(9)%	(47)%
As a % of Average Loans	5.21%	3.90%	6.01%	3.38%	3.28%
Loans 90+ Days Past Due (2) (3)	$5,220	$4,991	$4,608	$4,266	$3,409	(20)%	(35)%
As a % of EOP Loans	4.75%	4.71%	4.58%	4.41%	3.78%
Loans 30-89 Days Past Due (2) (3)	$4,079	$4,161	$4,317	$3,835	$3,121	(19)%	(23)%
As a % of EOP Loans	3.71%	3.93%	4.29%	3.96%	3.46%

(1)    Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)    See footnote 1 on page 30.

(3)    See footnote 2 on page 30.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS LOCAL CONSUMER LENDING - Page 3 (In millions of dollars, except as otherwise noted)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

KEY INDICATORS:

Residential Real Estate Lending

Residential First	$66.6	$64.2	$62.0	$59.2	$56.8	(4)%	(15)%
Home Equity	39.5	37.9	36.6	34.9	33.5	(4)%	(15)%
Average Loans (in billions of dollars)	$106.1	$102.1	$98.6	$94.1	$90.3	(4)%	(15)%

Residential First	$65.0	$62.6	$59.9	$57.7	$53.5	(7)%	(18)%
Home Equity	38.6	37.2	35.4	34.1	32.6	(4)%	(16)%
EOP Loans (in billions of dollars)	$103.6	$99.8	$95.3	$91.8	$86.1	(6)%	(17)%

Third Party Mortgage Serv Portfolio (EOP, in billions)	$182.3	$168.4	$155.1	$142.9	$128.8	(10)%	(29)%
Net Servicing & Gain/(Loss) on Sale	$77.3	$(124.2)	$81.3	$77.6	$78.8	2%	2%
Net Interest Revenue on Loans	$269	$280	$305	$283	$320	13%	19%
As a % of Avg. Loans	1.02%	1.10%	1.23%	1.20%	1.44%

Residential First	$745	$426	$622	$367	$318	(13)%	(57)%
Home Equity	561	448	863	355	312	(12)%	(44)%
Net Credit Losses	$1,306	$874	$1,485	$722	$630	(13)%	(52)%
As a % of Avg. Loans	4.95%	3.44%	5.99%	3.05%	2.83%

Residential First	$3,878	$3,774	$3,439	$3,114	$2,436	(22)%	(37)%
Home Equity	903	863	833	822	722	(12)%	(20)%
Loans 90+ Days Past Due (1) (2)	$4,781	$4,637	$4,272	$3,936	$3,158	(20)%	(34)%
As a % of EOP Loans	5.05%	5.08%	4.92%	4.71%	4.05%

Residential First	$3,024	$3,134	$3,326	$2,911	$2,411	(17)%	(20)%
Home Equity	744	725	689	630	517	(18)%	(31)%
Loans 30-89 Days Past Due (1) (2)	$3,768	$3,859	$4,015	$3,541	$2,928	(17)%	(22)%
As a % of EOP Loans	3.98%	4.23%	4.62%	4.24%	3.76%

Personal Loans
Average Loans (in billions of dollars)	$10.7	$10.3	$10.2	$10.0	$9.7	(3)%	(9)%
EOP Loans (in billions of dollars)	$10.4	$10.2	$10.1	$10.0	$9.0	(10)%	(13)%
Net Interest Revenue on Loans	$499	$488	$499	$500	$511	—	2%
As a % of Avg. Loans	18.76%	19.06%	19.46%	19.89%	21.36%
Net Credit Losses	$226	$208	$183	$172	$186	8%	(18)%
As a % of Avg. Loans	8.50%	8.12%	7.14%	6.84%	7.78%
Loans 90+ Days Past Due	$320	$266	$283	$290	$218	(25)%	(32)%
As a % of EOP Loans	3.08%	2.61%	2.80%	2.90%	2.42%
Loans 30-89 Days Past Due	$179	$200	$206	$204	$125	(39)%	(30)%
As a % of EOP Loans	1.72%	1.96%	2.04%	2.04%	1.39%

(1)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+Days Past Due and (EOP Loans) for each period were $4.4 billion and ($7.7 billion), $4.3 billion and ($7.4 billion), $4.1 billion and ($7.2 billion), $4.0 billion and ($7.1 billion)  and $3.7 billion and ($7.0 billion) as of March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $1.3 billion and ($7.7 billion), $1.3 billion and ($7.4 billion), $1.3 billion and ($7.2 billion), $1.2 billion and ($7.1 billion) and $1.2 billion and ($7.0 billion) as of March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013, respectively.

(2)         The March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes $1.3 billion, $1.2 billion, $1.2 billion, $1.2 billion and $1.2 billion, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS SPECIAL ASSET POOL (In millions of dollars, except as otherwise noted)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Net Interest Revenue	$(89)	$(65)	$(43)	$(46)	$(3)	93%	97%
Non-Interest Revenue	(305)	(16)	64	44	(135)	NM	56%
Total Revenues, Net of Interest Expense	(394)	(81)	21	(2)	(138)	NM	65%
Total Operating Expenses	63	66	119	78	572	NM	NM
Net Credit Losses	(18)	40	(17)	(33)	10	NM	NM
Credit Reserve Build / (Release)	(29)	(64)	(37)	(10)	(22)	NM	24%
Provision for Benefits & Claims	—	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	(26)	(19)	(16)	5	(4)	NM	85%
Provision for Loan Losses and for Benefits and Claims	(73)	(43)	(70)	(38)	(16)	58%	78%
Income from Continuing Operations before Taxes	(384)	(104)	(28)	(42)	(694)	NM	(81)%
Income Taxes	(137)	(38)	(185)	(49)	(277)	NM	NM
Income from Continuing Operations	(247)	(66)	157	7	(417)	NM	(69)%
Noncontrolling Interests	—	—	—	—	—	—	—
Net Income (Loss)	$(247)	$(66)	$157	$7	$(417)	NM	(69)%

EOP Assets (in billions of dollars)	$36	$32	$28	$21	$18	(14)%	(50)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	First	Fourth	First	First	Fourth	First	First		Fourth		First
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2012	2012	2013 (5)	2012	2012	2013 (5)	2012		2012		2013 (5)
Assets:
Deposits with Banks	$160,751	$149,682	$123,868	$367	$275	$258	0.92%		0.73%		0.84%
Fed Funds Sold and Resale Agreements (6)	281,888	268,023	272,188	943	748	688	1.35%		1.11%		1.03%
Trading Account Assets (7)	246,997	256,932	265,175	1,738	1,834	1,666	2.83%		2.84%		2.55%
Investments	299,757	302,792	308,190	2,000	1,960	1,890	2.68%		2.58%		2.49%
Total Loans (net of Unearned Income) (8)	647,011	649,571	646,299	12,485	11,928	11,631	7.76%		7.31%		7.30%
Other Interest-Earning Assets	43,229	39,124	42,229	138	166	159	1.28%		1.69%		1.53%
Total Average Interest-Earning Assets	$1,679,633	$1,666,124	$1,657,949	$17,671	$16,911	$16,292	4.23%		4.04%		3.99%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$695,665	$732,827	$735,804	$1,650	$1,490	$1,328	0.95%		0.81%		0.73%
Deposit Insurance and FDIC Assessment	—	—	—	372	303	299
Total Deposits	695,665	732,827	735,804	2,022	1,793	1,627	1.17%		0.97%		0.90%
Fed Funds Purchased and Repurchase Agreements (6)	219,332	229,608	233,292	695	656	609	1.27%		1.14%		1.06%
Trading Account Liabilities (7)	76,526	67,623	71,793	53	39	42	0.28%		0.23%		0.24%
Short-Term Borrowings	115,765	104,969	108,705	208	163	163	0.72%		0.62%		0.61%
Long-Term Debt (9)	311,139	235,024	215,739	2,575	1,973	1,835	3.33%		3.34%		3.45%
Total Average Interest-Bearing Liabilities	$1,418,427	$1,370,051	$1,365,333	$5,553	$4,624	$4,276	1.57%		1.34%		1.27%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,418,427	$1,370,051	$1,365,333	$5,181	$4,321	$3,977	1.47%		1.25%		1.18%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$12,118	$12,287	$12,016	2.90%		2.93%		2.94%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$12,490	$12,590	$12,315	2.99%		3.01%		3.01%

1Q13 Increase (Decrease) From							4	bps	1	bps

1Q13 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							2	bps	—	bps

(1)         Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $134 million for the first quarter of 2012, $133 million for the fourth quarter of 2012 and $127 million for the first quarter of 2013.

Interest Expense includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $37 million for the first quarter of 2012, $4 million for the fourth quarter of 2012 and $5 million for the first quarter of 2013.

(2)         Citigroup average balances and interest rates include both domestic and international operations.

(3)         Monthly averages have been used by certain subsidiaries where daily averages are unavailable.

(4)         Average rate % is calculated as annualized interest over average volumes.

(5)         Preliminary

(6)         Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)         Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue.  Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)         Nonperforming loans are included in the average loan balances.

(9)         Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation and has been reclassified to exclude Discontinued Operations.

DEPOSITS (In billions of dollars)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Citicorp Deposits by Business

Global Consumer Banking
North America	$153.5	$153.2	$156.9	$165.2	$166.8	1%	9%
EMEA	12.8	12.6	12.9	13.2	13.1	(1)%	2%
Latin America	46.1	45.8	47.3	48.6	49.1	1%	7%
Asia	110.7	112.5	113.1	110.0	106.8	(3)%	(4)%
Total	$323.1	$324.1	$330.2	$337.0	$335.8	—	4%

ICG
Securities and Banking	$122.9	$121.5	$119.4	$114.4	$111.9	(2)%	(9)%
Transaction Services	393.3	399.3	425.5	408.7	411.6	1%	5%
Total	$516.2	$520.8	$544.9	$523.1	$523.5	—	1%

Corporate/Other	$3.5	$6.7	$2.7	$2.5	$8.8	NM	NM

Total Citicorp	$842.8	$851.6	$877.8	$862.6	$868.1	1%	3%

Citi Holdings Deposits

Brokerage and Asset Management	$55.0	$54.7	$58.1	$59.3	$57.4	(3)%	4%
Local Consumer Lending	8.2	8.0	8.7	8.7	8.3	(5)%	1%
Total Citi Holdings	$63.2	$62.7	$66.8	$68.0	$65.7	(3)%	5%

Total Citigroup Deposits - EOP	$906.0	$914.3	$944.6	$930.6	$933.8	—	3%

Total Citigroup Deposits - Average	$869.1	$893.4	$921.2	$928.9	$920.4	(1)%	6%

FX Translation Impact:
Total Citigroup EOP Deposits - as Reported	$906.0	$914.3	$944.6	$930.6	$933.8	—	3%
Impact of FX Translation (1)	(8.9)	2.0	(7.1)	(6.8)	—
Total Citigroup EOP Deposits - Ex-FX (2)	$897.1	$916.3	$937.5	$923.8	$933.8	1%	4%

(1)   Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the current exchange rate for all periods presented.

(2)   Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 1 CITICORP (In billions of dollars)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Citicorp:
Global Consumer Banking

North America
Credit Cards	$109.4	$109.3	$108.8	$111.5	$104.6	(6)%	(4)%
Retail Banking	40.6	40.9	41.5	42.7	43.1	1%	6%
Total	$150.0	$150.2	$150.3	$154.2	$147.7	(4)%	(2)%

EMEA
Credit Cards	$2.9	$2.8	$2.9	$2.9	$2.8	(3)%	(3)%
Retail Banking	4.5	4.6	4.9	5.1	5.2	2%	16%
Total	$7.4	$7.4	$7.8	$8.0	$8.0	—	8%

Latin America
Credit Cards	$14.3	$13.7	$14.2	$14.8	$14.9	1%	4%
Retail Banking	26.1	25.9	27.5	28.3	30.3	7%	16%
Total	$40.4	$39.6	$41.7	$43.1	$45.2	5%	12%

Asia
Credit Cards	$19.6	$19.6	$20.0	$20.4	$19.4	(5)%	(1)%
Retail Banking	68.8	67.6	69.3	69.7	69.4	—	1%
Total	$88.4	$87.2	$89.3	$90.1	$88.8	(1)%	—

Total Consumer Loans
Credit Cards	$146.2	$145.4	$145.9	$149.6	$141.7	(5)%	(3)%
Retail Banking	140.0	139.0	143.2	145.8	148.0	2%	6%
Total Consumer	$286.2	$284.4	$289.1	$295.4	$289.7	(2)%	1%

Total Corporate Loans
Securities and Banking	$159.6	$166.6	$172.0	$168.7	$171.8	2%	8%
Transaction Services	68.4	76.1	75.5	75.6	77.2	2%	13%
Total Corporate Loans	$228.0	$242.7	$247.5	$244.3	$249.0	2%	9%

Total Citicorp	$514.2	$527.1	$536.6	$539.7	$538.7	—	5%

FX Translation Impact:
Total Citicorp EOP Loans - as Reported	$514.2	$527.1	$536.6	$539.7	$538.7	—	5%
Impact of FX Translation (1)	(2.3)	3.3	(1.8)	(1.7)	—
Total Citicorp EOP Loans - Ex-FX (2)	$511.9	$530.4	$534.8	$538.0	$538.7	—	5%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the current exchange rate for all periods presented.

(2)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 2 CITI HOLDINGS AND TOTAL CITIGROUP (In billions of dollars)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Citi Holdings:

Local Consumer Lending - North America
Real Estate Lending	103.6	99.8	95.3	91.8	86.1	(6)%	(17)%
All Other	4.9	4.6	3.7	3.3	3.2	(3)%	(35)%
Personal	10.4	10.2	10.1	10.0	9.0	(10)%	(13)%
Total	$118.9	$114.6	$109.1	$105.1	$98.3	(6)%	(17)%

Local Consumer Lending - International
Credit Cards	$2.7	$2.6	$2.6	$2.5	$2.3	(8)%	(15)%
Retail Banking	7.5	6.7	6.2	5.1	4.3	(16)%	(43)%
Total	$10.2	$9.3	$8.8	$7.6	$6.6	(13)%	(35)%

Citi Holdings - Other (Primarily SAP)	4.7	4.0	3.9	3.1	2.8	(10)%	(40)%

Total Citi Holdings	$133.8	$127.9	$121.8	$115.8	$107.7	(7)%	(19)%
Total Citigroup	$648.0	$655.0	$658.4	$655.5	$646.4	(1)%	—

Consumer Loans	$416.1	$409.1	$407.7	$408.7	$395.2	(3)%	(5)%
Corporate Loans	231.9	245.9	250.7	246.8	251.2	2%	8%
Total Citigroup	$648.0	$655.0	$658.4	$655.5	$646.4	(1)%	—

FX Translation Impact:
Total Citigroup EOP Loans - as Reported	$648.0	$655.0	$658.4	$655.5	$646.4	(1)%	—
Impact of FX Translation (1)	(3.1)	3.0	(2.5)	(2.2)	—
Total Citigroup EOP Loans - Ex-FX (2)	$644.9	$658.0	$655.9	$653.3	$646.4	(1)%	—

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)    Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the current exchange rate for all periods presented.

(2)    Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Days Past Due (1)					EOP Loans
	1Q	2Q	3Q	4Q	1Q	1Q
	2012	2012	2012	2012	2013	2013

Citicorp (2)
Total	$3,342	$3,090	$3,024	$3,081	$2,941	$289.7
Ratio	1.17%	1.09%	1.05%	1.05%	1.02%

Retail Bank (2)
Total	$843	$869	$882	$879	$863	$148.0
Ratio	0.61%	0.63%	0.62%	0.61%	0.59%
North America (2)	$260	$294	$291	$280	$282	$43.1
Ratio	0.66%	0.74%	0.72%	0.68%	0.68%
EMEA	$62	$49	$50	$48	$43	$5.2
Ratio	1.38%	1.07%	1.02%	0.94%	0.83%
Latin America	$276	$285	$322	$323	$309	$30.3
Ratio	1.06%	1.10%	1.17%	1.14%	1.02%
Asia	$245	$241	$219	$228	$229	$69.4
Ratio	0.36%	0.36%	0.32%	0.33%	0.33%

Cards
Total	$2,499	$2,221	$2,142	$2,202	$2,078	$141.7
Ratio	1.71%	1.53%	1.47%	1.47%	1.47%
North America - Citi-Branded	$982	$830	$760	$786	$732	$69.2
Ratio	1.35%	1.14%	1.05%	1.08%	1.06%
North America - Retail Services	$845	$721	$716	$721	$651	$35.4
Ratio	2.30%	1.97%	1.96%	1.87%	1.84%
EMEA	$43	$43	$45	$48	$45	$2.8
Ratio	1.48%	1.54%	1.55%	1.66%	1.61%
Latin America	$405	$405	$401	$413	$418	$14.9
Ratio	2.83%	2.96%	2.82%	2.79%	2.81%
Asia	$224	$222	$220	$234	$232	$19.4
Ratio	1.14%	1.13%	1.10%	1.15%	1.20%

Citi Holdings - Local Consumer Lending (2) (3)	$5,648	$5,354	$4,974	$4,611	$3,678	$104.9
Ratio	4.70%	4.64%	4.54%	4.42%	3.80%
International	$428	$363	$366	$345	$269	$6.6
Ratio	4.20%	3.90%	4.16%	4.54%	4.08%
North America (2) (3)	$5,220	$4,991	$4,608	$4,266	$3,409	$98.3
Ratio	4.75%	4.71%	4.58%	4.41%	3.78%

Total Citigroup (excluding Special Asset Pool) (2) (3)	$8,990	$8,444	$7,998	$7,692	$6,619	$394.6
Ratio	2.22%	2.12%	2.01%	1.93%	1.72%

(1)         The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)         The 90+ Days Past Due and related ratios for North America Consumer Banking and North America Local Consumer Lending exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Consumer Banking on page 10 and Local Consumer Lending on page 30.

(3)         The March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $1.3 billion, $1.2 billion, $1.2 billion, $1.2 billion and $1.2 billion, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)					EOP Loans
	1Q	2Q	3Q	4Q	1Q	1Q
	2012	2012	2012	2012	2013	2013

Citicorp (2)
Total	$3,726	$3,449	$3,539	$3,509	$3,389	$289.7
Ratio	1.31%	1.22%	1.23%	1.19%	1.18%

Retail Bank (2)
Total	$1,032	$1,049	$1,154	$1,112	$1,191	$148.0
Ratio	0.74%	0.76%	0.81%	0.77%	0.81%
North America (2)	$183	$215	$230	$223	$226	$43.1
Ratio	0.47%	0.54%	0.57%	0.54%	0.54%
EMEA	$92	$78	$79	$77	$70	$5.2
Ratio	2.04%	1.70%	1.61%	1.51%	1.35%
Latin America	$323	$316	$412	$353	$427	$30.3
Ratio	1.24%	1.22%	1.50%	1.25%	1.41%
Asia	$434	$440	$433	$459	$468	$69.4
Ratio	0.63%	0.65%	0.62%	0.66%	0.67%

Cards
Total	$2,694	$2,400	$2,385	$2,397	$2,198	$141.7
Ratio	1.84%	1.65%	1.63%	1.60%	1.55%
North America - Citi-Branded	$887	$744	$744	$771	$679	$69.2
Ratio	1.22%	1.02%	1.03%	1.06%	0.98%
North America - Retail Services	$995	$852	$823	$789	$685	$35.4
Ratio	2.71%	2.33%	2.25%	2.04%	1.94%
EMEA	$65	$61	$68	$63	$60	$2.8
Ratio	2.24%	2.18%	2.34%	2.17%	2.14%
Latin America	$426	$428	$416	$432	$449	$14.9
Ratio	2.98%	3.12%	2.93%	2.92%	3.01%
Asia	$321	$315	$334	$342	$325	$19.4
Ratio	1.64%	1.61%	1.67%	1.68%	1.68%

Citi Holdings - Local Consumer Lending (2) (3)	$4,598	$4,614	$4,753	$4,228	$3,407	$104.9
Ratio	3.83%	4.00%	4.34%	4.05%	3.52%
International	$519	$453	$436	$393	$286	$6.6
Ratio	5.09%	4.87%	4.95%	5.17%	4.33%
North America (2) (3)	$4,079	$4,161	$4,317	$3,835	$3,121	$98.3
Ratio	3.71%	3.93%	4.29%	3.96%	3.46%

Total Citigroup (excluding Special Asset Pool) (2) (3)	$8,324	$8,063	$8,292	$7,737	$6,796	$394.6
Ratio	2.06%	2.02%	2.09%	1.94%	1.76%

(1)         The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.

(2)         The 30-89 Days Past Due and related ratios for North America Consumer Banking and North America Local Consumer Lending exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See North America Consumer Banking on page 10 and Local Consumer Lending on page 30.

(3)         The March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $1.3 billion, $1.2 billion, $1.2 billion, $1.2 billion and $1.2 billion, respectively, of loans that are carried at fair value.

Reclassified to conform to the current period’s presentation

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$30,115	$29,020	$27,611	$25,916	$25,455

Gross Credit (Losses) (2)	(4,771)	(4,317)	(4,638)	(3,714)	(3,551)	4%	26%
Gross Recoveries	816	741	659	648	590	(9)%	(28)%
Net Credit (Losses) / Recoveries (NCLs)	(3,955)	(3,576)	(3,979)	(3,066)	(2,961)	3%	25%
NCLs (2) (3)	3,955	3,576	3,979	3,066	2,961	(3)%	(25)%
Net Reserve Builds / (Releases) (3) (4)	(194)	(616)	(868)	(204)	(308)	(51)%	(59)%
Net Specific Reserve Builds / (Releases) (2) (3)	(933)	(375)	(600)	62	(358)	NM	62%
Provision for Loan Losses	2,828	2,585	2,511	2,924	2,295	(22)%	(19)%
Other (5) (6) (7) (8) (9) (10)	32	(418)	(227)	(319)	(1,062)
Allowance for Loan Losses at End of Period (1) (a)	$29,020	$27,611	$25,916	$25,455	$23,727

Allowance for Unfunded Lending Commitments (11) (a)	$1,097	$1,104	$1,063	$1,119	$1,132

Provision for Unfunded Lending Commitments	$(38)	$7	$(41)	$56	$14

Total Allowance for Loans, Leases and
Unfunded Lending Commitments [Sum of (a)]	$30,117	$28,715	$26,979	$26,574	$24,859

Total Allowance for Loan Losses as a Percentage of Total Loans (12)	4.51%	4.25%	3.97%	3.92%	3.70%

Allowance for Loan Losses at End of Period (1):
Citicorp	$16,306	$15,387	$14,828	$14,623	$14,330
Citi Holdings	12,714	12,224	11,088	10,832	9,397
Total Citigroup	$29,020	$27,611	$25,916	$25,455	$23,727

(1)

Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)

The first quarter of 2012 includes approximately $370 million of incremental charge-offs of previously deferred principal balances on modified loans related to anticipated forgiveness of principal largely in connection with the National Mortgage Settlement.  There was a corresponding approximate $350 million release in the first quarter of 2012 allowance for loan losses related to these charge-offs.

(3)

The third quarter of 2012 includes approximate $635 million of incremental charge-offs related to Office of the Comptroller of the Currency (OCC) guidance which required mortgage loans to borrowers that have gone through Chapter 7 of the U.S. Bankruptcy Code to be written down to collateral value.  There was a corresponding approximately $600 million release in the third quarter of 2012 allowance for loan losses related to these charge-offs.  The fourth quarter of 2012 includes a benefit of approximately $40 million to charge offs related to finalizing the impact of this OCC guidance.

(4)

The first quarter of 2012, second quarter of 2012, third quarter of 2012, fourth quarter of 2012 and first quarter of 2013 includes $60 million, $73 million, $32 million, $100 million and $148 million, respectively, of builds (releases) related to gains/(losses) on loan sales.

(5)	Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(6)	The first quarter of 2012 includes a reduction of approximately $145 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(7)

The second quarter of 2012 includes a reduction of approximately $175 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $200 million related to foreign currency translation.

(8)	The third quarter of 2012 includes a reduction of approximately $300 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(9)	The fourth quarter of 2012 includes a reduction of approximately $255 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(10)

The first quarter of 2013 includes a reduction of approximately $855 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $165 million related to a transfer to held-for-sale of a loan portfolio in Greece.

(11)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(12)

March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013 exclude $4.7 billion, $5.1 billion, $5.4 billion, $5.3 billion and $5.0 billion, respectively, of loans which are carried at fair value.

	NM Not meaningful	Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period (1)	$27,236	$25,963	$24,639	$23,099	$22,679

Net Credit (Losses) / Recoveries (NCLs)	(4,038)	(3,422)	(3,862)	(3,031)	(2,916)	4%	28%
NCLs (2) (3)	4,038	3,422	3,862	3,031	2,916	(4)%	(28)%
Net Reserve Builds / (Releases) (3) (4)	(348)	(539)	(869)	(128)	(277)	NM	20%
Net Specific Reserve Builds / (Releases) (2) (3)	(929)	(384)	(425)	30	(400)	NM	57%
Provision for Loan Losses	2,761	2,499	2,568	2,933	2,239	(24)%	(19)%
Other (5) (6) (7) (8) (9) (10)	4	(401)	(246)	(322)	(1,054)	NM	NM
Allowance for Loan Losses at End of Period (1) (a)	$25,963	$24,639	$23,099	$22,679	$20,948

Consumer Allowance for Unfunded Lending Commitments (11) (a)	$2	$2	$1	$2	$15

Provision for Unfunded Lending Commitments	$—	$—	$(1)	$—	$15

Total Allowance for Loans, Leases and
Unfunded Lending Commitments [Sum of (a)]	$25,965	$24,641	$23,100	$22,681	$20,963

Consumer Allowance for Loan Losses as a
Percentage of Total Consumer Loans (12)	6.26%	6.04%	5.68%	5.57%	5.32%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period	$2,879	$3,057	$2,972	$2,817	$2,776

Net Credit (Losses) / Recoveries (NCL’s)	83	(154)	(117)	(35)	(45)	(29)%	NM
NCLs	(83)	154	117	35	45	29%	NM
Net Reserve Builds / (Releases)	154	(77)	1	(76)	(31)	59%	NM
Net Specific Reserve Builds / (Releases)	(4)	9	(175)	32	42	31%	NM
Provision for Loan Losses	67	86	(57)	(9)	56	NM	(16)%
Other (5)	28	(17)	19	3	(8)
Allowance for Loan Losses at End of Period (1) (b)	$3,057	$2,972	$2,817	$2,776	$2,779

Corporate Allowance for Unfunded Lending Commitments (11) (b)	$1,095	$1,102	$1,062	$1,117	$1,117

Provision for Unfunded Lending Commitments	$(38)	$7	$(40)	$56	$(1)

Total Allowance for Loans, Leases and
Unfunded Lending Commitments [Sum of (b)]	$4,152	$4,074	$3,879	$3,893	$3,896

Corporate Allowance for Loan Losses as a
Percentage of Total Corporate Loans (13)	1.34%	1.23%	1.14%	1.14%	1.12%

Notes to these tables are on the following page (page 40).

ALLOWANCE FOR CREDIT LOSSES - PAGE 3 TOTAL CITIGROUP

The following notes relate to the tables on the prior page (page 39).

(1)                   Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio.  Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)                   See footnote 2 on page 38.

(3)                   See footnote 3 on page 38.

(4)                   The first quarter of 2012, second quarter of 2012, third quarter of 2012, fourth quarter of 2012 and first quarter of 2013 includes $60 million, $73 million, $32 million, $100 million and $148 million, respectively, of builds (releases) related to gains/(losses) on loan sales.

(5)                   Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, securitizations, foreign currency translation, purchase accounting adjustments, etc.

(6)                   The first quarter of 2012 includes a reduction of approximately $145 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(7)                   The second quarter of 2012 includes a reduction of approximately $175 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios

(8)                   The second quarter of 2012 includes a reduction of approximately $175 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $203 million related to foreign currency translation.

(9)                   The fourth quarter of 2012 includes a reduction of approximately $255 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios.

(10)            The first quarter of 2013 includes a reduction of approximately $855 million related to the sale or transfers to held-for-sale of various U.S. loan portfolios and a reduction of approximately $165 million related to a transfer to held-for-sale of a loan portfolio in Greece.

(11)            Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(12)            March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013 exclude $1.3 billion, $1.3 billion, $1.3 billion, $1.2 billion and $1.2 billion, respectively, of Loans which are carried at fair value.

(13)            March 31, 2012, June 30, 2012, September 30, 2012, December 31, 2012 and March 31, 2013 exclude $3.4 billion, $3.8 billion, $4.1 billion, $4.1 billion and $3.8 billion, respectively, of loans which are carried at fair value.

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Citicorp
Net Credit Losses	$2,221	$2,247	$2,172	$2,094	$2,031	(3)%	(9)%
Credit Reserve Build / (Release)	(577)	(741)	(671)	(188)	(319)	(70)%	45%
Global Consumer Banking
Net Credit Losses	2,278	2,124	2,030	2,020	1,992	(1)%	(13)%
Credit Reserve Build / (Release)	(734)	(728)	(522)	(147)	(342)	NM	53%
North America Regional Consumer Banking
Net Credit Losses	1,629	1,511	1,351	1,265	1,255	(1)%	(23)%
Credit Reserve Build / (Release)	(841)	(814)	(519)	(215)	(370)	(72)%	56%
Retail Banking
Net Credit Losses	62	62	72	51	55	8%	(11)%
Credit Reserve Build / (Release)	(2)	(5)	37	45	(9)	NM	NM
Citi-Branded Cards
Net Credit Losses	902	840	745	700	692	(1)%	(23)%
Credit Reserve Build / (Release)	(549)	(405)	(403)	(240)	(128)	47%	77%
Citi Retail Services
Net Credit Losses	665	609	534	514	508	(1)%	(24)%
Credit Reserve Build / (Release)	(290)	(404)	(153)	(20)	(233)	NM	20%
EMEA Regional Consumer Banking
Net Credit Losses	29	14	29	33	29	(12)%	0%
Credit Reserve Build / (Release)	(5)	(13)	2	11	(11)	NM	NM
Retail Banking
Net Credit Losses	12	7	12	15	9	(40)%	(25)%
Credit Reserve Build / (Release)	2	(9)	—	5	(10)	NM	NM
Citi-Branded Cards
Net Credit Losses	17	7	17	18	20	11%	18%
Credit Reserve Build / (Release)	(7)	(4)	2	6	(1)	NM	86%
Latin America Regional Consumer Banking
Net Credit Losses	430	400	433	487	502	3%	17%
Credit Reserve Build / (Release)	113	120	29	37	36	(3)%	(68)%
Retail Banking
Net Credit Losses	143	135	160	210	207	(1)%	45%
Credit Reserve Build / (Release)	87	75	37	27	9	(67)%	(90)%
Citi-Branded Cards
Net Credit Losses	287	265	273	277	295	6%	3%
Credit Reserve Build / (Release)	26	45	(8)	10	27	NM	4%
Asia Regional Consumer Banking
Net Credit Losses	190	199	217	235	206	(12)%	8%
Credit Reserve Build / (Release)	(1)	(21)	(34)	20	3	(85)%	NM
Retail Banking
Net Credit Losses	65	72	81	99	67	(32)%	3%
Credit Reserve Build / (Release)	12	4	(36)	(3)	—	100%	(100)%
Citi-Branded Cards
Net Credit Losses	125	127	136	136	139	2%	11%
Credit Reserve Build / (Release)	(13)	(25)	2	23	3	(87)%	NM

Institutional Clients Group (ICG)
Net Credit Losses	(58)	122	143	75	39	(48)%	NM
Credit Reserve Build / (Release)	158	(13)	(149)	(41)	23	NM	(85)%
Securities and Banking
Net Credit Losses	(60)	97	56	75	35	(53)%	NM
Credit Reserve Build / (Release)	135	(64)	(103)	(47)	34	NM	(75)%
Transaction Services
Net Credit Losses	2	25	87	—	4	—	100%
Credit Reserve Build / (Release)	23	51	(46)	6	(11)	NM	NM

Corporate / Other
Net Credit Losses	1	1	(1)	(1)	—	—	(100)%
Credit Reserve Build / (Release)	(1)	—	—	—	—	—	100%

Total Citicorp Provision for Loan Losses	$1,644	$1,506	$1,501	$1,906	$1,712	(10)%	4%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12
Citi Holdings
Net Credit Losses	$1,734	$1,329	$1,807	$972	$930	(4)%	(46)%
Credit Reserve Build / (Release)	(550)	(250)	(797)	46	(347)	NM	37%
Brokerage and Asset Management
Net Credit Losses	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	(1)	—	—	—	—	—	—
Local Consumer Lending
Net Credit Losses	1,752	1,289	1,824	1,005	920	(8)%	(47)%
Credit Reserve Build / (Release)	(520)	(186)	(760)	56	(325)	NM	38%
Special Asset Pool
Net Credit Losses	(18)	40	(17)	(33)	10	NM	NM
Credit Reserve Build / (Release)	(29)	(64)	(37)	(10)	(22)	NM	24%

Total Citi Holdings Provision for Loan Losses	$1,184	$1,079	$1,010	$1,018	$583	(43)%	(51)%

Total Citicorp Provision for Loan Losses (from prior page)	$1,644	$1,506	$1,501	$1,906	$1,712	(10)%	4%

Total Citigroup Provision for Loan Losses	$2,828	$2,585	$2,511	$2,924	$2,295	(22)%	(19)%

NM  Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$1,017	$724	$900	$735	$1,007	37%	(1)%
EMEA	1,194	1,169	1,054	1,131	1,077	(5)%	(10)%
Latin America	263	209	151	128	116	(9)%	(56)%
Asia	499	469	324	339	304	(10)%	(39)%
Total	$2,973	$2,571	$2,429	$2,333	$2,504	7%	(16)%

Consumer Non-Accrual Loans By Region (2)
North America (3) (4)	$6,519	$6,403	$7,698	$7,148	$6,171	(14)%	(5)%
EMEA	397	371	379	380	263	(31)%	(34)%
Latin America	1,178	1,158	1,275	1,285	1,313	2%	11%
Asia	474	414	409	383	402	5%	(15)%
Total (3)	$8,568	$8,346	$9,761	$9,196	$8,149	(11)%	(5)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$7	$12	$9	$7	$2	(71)%	(71)%
Global Consumer Banking	41	35	38	40	41	3%	—
Brokerage and Asset Management	—	—	—	—	—	—	—
Local Consumer Lending	356	329	326	309	294	(5)%	(17)%
Special Asset Pool	162	155	91	82	69	(16)%	(57)%
Corporate/Other	14	10	10	2	6	NM	(57)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (5)	$580	$541	$474	$440	$412	(6)%	(29)%

OREO By Region:
North America	$392	$366	$315	$299	$286	(4)%	(27)%
EMEA	139	127	111	99	85	(14)%	(39)%
Latin America	48	48	48	40	39	(3)%	(19)%
Asia	1	—	—	2	2	—	100%
Total	$580	$541	$474	$440	$412	(6)%	(29)%

Other Repossessed Assets (6)	$1	$2	$1	$1	$1	—	—

Non-Accrual Assets (NAA) (7)
Corporate Non-Accrual Loans	$2,973	$2,571	$2,429	$2,333	$2,504	7%	(16)%
Consumer Non-Accrual Loans	8,568	8,346	9,761	9,196	8,149	(11)%	(5)%
Non-Accrual Loans (NAL)	11,541	10,917	12,190	11,529	10,653	(8)%	(8)%
OREO	580	541	474	440	412	(6)%	(29)%
Other Repossessed Assets	1	2	1	1	1	—	—
Non-Accrual Assets (NAA)	$12,122	$11,460	$12,665	$11,970	$11,066	(8)%	(9)%

NAL as a % of Total Loans	1.78%	1.67%	1.85%	1.76%	1.65%
NAA as a % of Total Assets	0.62%	0.60%	0.66%	0.64%	0.59%

Allowance for Loan Losses as a % of NAL	251%	253%	213%	221%	223%

(1)         Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)         Excludes SOP 3-03 purchased distressed loans.

(3)         The first quarter of 2012 increase in non-accrual consumer loans in North America was attributable to a $0.8 billion reclassification from accrual to non-accrual status of home equity loans where the related residential first mortgage was delinquent. Of the $0.8 billion of home equity loans, $0.7 billion was current and $0.1 billion was 30 to 89 days past due as of March 31, 2012.  This reclassification reflected regulatory guidance that was issued on January 31, 2012.

(4)         The third quarter of 2012 includes an approximate $1.5 billion in loans that are now classified as non-accrual loans related to OCC guidance which required mortgage loans to borrowers that have gone through Chapter 7 of the U.S. Bankruptcy Code to be written down to collateral value. Of the $1.5 billion of such non-accrual loans, $1.3 billion was current as of September 30, 2012.  See footnote 3 on page 38.

(5)         Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(6)         Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(7)         There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 CITICORP (In millions of dollars)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$790	$569	$758	$644	$797	24%	1%
EMEA	748	804	718	806	765	(5)%	2%
Latin America	203	193	147	126	114	(10)%	(44)%
Asia	472	448	305	333	299	(10)%	(37)%
Total	$2,213	$2,014	$1,928	$1,909	$1,975	3%	(11)%

Consumer Non-Accrual Loans By Region (2)
North America	$390	$450	$507	$523	$530	1%	36%
EMEA	94	88	98	101	93	(8)%	(1)%
Latin America	1,130	1,110	1,228	1,244	1,274	2%	13%
Asia	348	338	329	319	363	14%	4%
Total	$1,962	$1,986	$2,162	$2,187	$2,260	3%	15%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$7	$12	$9	$7	$2	(71)%	(71)%
Global Consumer Banking	41	35	38	40	41	3%	—
Corporate/Other	14	10	10	2	6	NM	(57)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (3)	$62	$57	$57	$49	$49	—	(21)%

OREO By Region:
North America	$29	$22	$23	$18	$15	(17)%	(48)%
EMEA	5	9	6	6	6	—	20%
Latin America	27	26	28	23	26	13%	(4)%
Asia	1	—	—	2	2	—	100%
Total	$62	$57	$57	$49	$49	—	(21)%

Other Repossessed Assets (4)	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (5)
Corporate Non-Accrual Loans	$2,213	$2,014	$1,928	$1,909	$1,975	3%	(11)%
Consumer Non-Accrual Loans	1,962	1,986	2,162	2,187	2,260	3%	15%
Non-Accrual Loans (NAL)	4,175	4,000	4,090	4,096	4,235	3%	1%
OREO	62	57	57	49	49	—	(21)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$4,237	$4,057	$4,147	$4,145	$4,284	3%	1%

NAA as a % of Total Assets	0.24%	0.24%	0.24%	0.24%	0.25%

Allowance for Loan Losses as a % of NAL	391%	385%	363%	357%	338%

N/A       Not Available at the Citicorp level.  See “Non-Accrual Assets -  Page 1” (on page 43) for total Citigroup balances.

(1)              Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)              Excludes SOP 3-03 purchased distressed loans.

(3)              Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(4)              Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(5)              There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 CITI HOLDINGS (In millions of dollars)

						1Q13 Increase
	1Q	2Q	3Q	4Q	1Q	(Decrease) from
	2012	2012	2012	2012	2013	4Q12	1Q12

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$227	$155	$142	$91	$210	NM	(7)%
EMEA	446	365	336	325	312	(4)%	(30)%
Latin America	60	16	4	2	2	—	(97)%
Asia	27	21	19	6	5	(17)%	(81)%
Total	$760	$557	$501	$424	$529	25%	(30)%

Consumer Non-Accrual Loans By Region (2)
North America (3) (4)	$6,129	$5,953	$7,191	$6,625	$5,641	(15)%	(8)%
EMEA	303	283	281	279	170	(39)%	(44)%
Latin America	48	48	47	41	39	(5)%	(19)%
Asia	126	76	80	64	39	(39)%	(69)%
Total (3)	$6,606	$6,360	$7,599	$7,009	$5,889	(16)%	(11)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

Brokerage and Asset Management	$—	$—	$—	$—	$—	—	—
Local Consumer Lending	356	329	326	309	294	(5)%	(17)%
Special Asset Pool	162	155	91	82	69	(16)%	(57)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (4)	$518	$484	$417	$391	$363	(7)%	(30)%

OREO By Region:
North America	$363	$344	$292	$281	$271	(4)%	(25)%
EMEA	134	118	105	93	79	(15)%	(41)%
Latin America	21	22	20	17	13	(24)%	(38)%
Asia	—	—	—		—	—	—
Total	$518	$484	$417	$391	$363	(7)%	(30)%

Other Repossessed Assets (5)	N/A	N/A	N/A	N/A	N/A

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$760	$557	$501	$424	$529	25%	(30)%
Consumer Non-Accrual Loans	6,606	6,360	7,599	7,009	5,889	(16)%	(11)%
Non-Accrual Loans (NAL)	7,366	6,917	8,100	7,433	6,418	(14)%	(13)%
OREO	518	484	417	391	363	(7)%	(30)%
Other Repossessed Assets	N/A	N/A	N/A	N/A	N/A
Non-Accrual Assets (NAA)	$7,884	$7,401	$8,517	$7,824	$6,781	(13)%	(14)%

NAA as a % of Total Assets	3.77%	3.87%	4.98%	5.02%	4.55%

Allowance for Loan Losses as a % of NAL	173%	177%	137%	146%	146%

N/A     Not Available at the Citi Holdings level.  See “Non-Accrual Assets -  Page 1” (on page 43) for total Citigroup balances.

(1)              Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers.  Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency.  As such, the non-accrual loan disclosures do not include credit card loans.

(2)              Excludes SOP 3-03 purchased distressed loans.

(3)              See footnote 3 on page 43.

(4)              See footnote 4 on page 43.

(5)              Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral.

(6)              Primarily transportation equipment, carried at lower of cost or fair value, less costs to sell.

(7)              There is no industry-wide definition of non-accrual assets.  As such, analysis against the industry is not always comparable.

NM Not meaningful

Reclassified to conform to the current period’s presentation.

CITIGROUP NON-GAAP FINANCIAL MEASURES — RECONCILIATIONS (In millions of dollars)

Tangible Book Value Per Share and Tangible Common Equity (TCE) (and related ratios) are non-GAAP financial measures.  TCE, as defined by Citigroup, represents common equity less goodwill and intangible assets (excluding MSRs) net of the related deferred taxes.   Other companies may calculate TCE in a manner different from Citigroup.  A reconciliation of Citigroup’s total stockholders’ equity to TCE and Tangible Book Value per Share follows:

	1Q	2Q	3Q	4Q	1Q
	2012	2012	2012	2012	2013

Tangible Book Value Per Share (page 1):

Total Common Equity	$181,508	$183,599	$186,465	$186,487	$190,222
Less:
Goodwill	25,810	25,483	25,915	25,673	25,474
Intangible Assets (Other than MSRs)	6,413	6,156	5,963	5,697	5,457

Goodwill and Intangible Assets (other than MSRs)
Related to Assets For Discontinued Operations Held-for-Sale	—	—	37	32	2

Net Deferred Taxes - Related to Goodwill and Intangible Assets Above	41	38	35	32	—
Tangible Common Equity	$149,244	$151,922	$154,515	$155,053	$159,289
Common Shares Outstanding, at period end	2,932.2	2,932.5	2,932.5	3,028.9	3,042.9
Tangible Book Value Per Share	$50.90	$51.81	$52.69	$51.19	$52.35

Reclassified to conform to the current period’s presentation.